UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06146
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Bailard, Biehl & Kaiser Opportunity Fund Group, Inc.
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(Exact name of registrant as specified in charter)

950 Tower Lane, Suite 1900 Foster, City, CA 94404
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(Address of principal executive offices) (Zip code)

Barbara V. Bailey
Bailard, Biehl & Kaiser, Inc.
950 Tower Lane, Suite 1900
Foster City, CA 94404
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(Name and address of agents for service)

Registrant's telephone number, including area code: (800) 882-8383
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Date of fiscal year end: September 30, 2004
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Date of reporting period: September 30, 2004
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ITEM 1. REPORTS TO STOCKHOLDERS.

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.

Table of Contents

Stockholder Letter	1

Cognitive Value Fund
Total Return Graph and Table	6

Enhanced Growth Fund
Total Return Graph and Table	8

International Equity Fund
Total Return Graph and Table	10

Bond Opportunity Fund
Total Return Graph and Table	12

Stockholder Expense Example	14

Cognitive Value Fund
Schedule of Investments	15

Enhanced Growth Fund
Schedule of Investments	26

International Equity Fund
Schedule of Investments	31

International Equity Fund
Industry Classifications	43

Bond Opportunity Fund
Schedule of Investments	44

Statement of Assets and Liabilities	50

Statement of Operations	51

Statement of Changes in Net Assets	52

Financial Highlights	53

Notes to Financial Statements	57

Report of Independent Registered Public Accounting Firm	64

Directors and Officers of Bailard, Biehl & Kaiser Opportunity Fund Group, Inc.	65

Federal Income Tax Information, Quarterly Portfolio Holdings Schedule and
Proxy Voting Information (unaudited)	67

October 15, 2004

Dear Stockholder:

We are pleased to present your Bailard, Biehl & Kaiser Opportunity Fund Group Annual Report for the twelve months ended September 30, 2004. In this letter, we discuss a period that began on a positive note with conditions favorable to equities but flattened out into a nervous uncertainty that was ultimately more suited to bonds than to stocks. We also review the performance of the Bailard, Biehl & Kaiser Cognitive Value Fund, the Bailard, Biehl & Kaiser Enhanced Growth Fund, the Bailard, Biehl & Kaiser International Equity Fund and the Bailard, Biehl & Kaiser Bond Opportunity Fund in this investment environment.

Market Overview*

The twelve-month period covered by this report (October 1, 2003 to September 30, 2004) opened with the global equity markets earning double-digit returns in the fourth quarter of 2003. Improving economic and corporate fundamentals accounted for most of these gains. The U.S. and international stock markets benefited from an 8.2% (annualized rate) third-quarter 2003 surge in U.S. real economic growth (GDP) and signs of economic recovery overseas. With lean operations and a sharp cyclical upturn in their favor, American companies generated earnings that surpassed analysts’ expectations.

Unfortunately, terrorist violence and geopolitical uncertainty returned to weigh heavily on stock markets in 2004. The new year that started on an upward trend was disrupted by the March 11th bomb attacks in Madrid, which refocused investors’ attention on terrorism and put downward pressure on European and other world markets. In Iraq, despite the official transfer of sovereignty on June 30, violence escalated over the spring and summer months. The cycle of suicide bombings and military retaliation between the Palestinians and Israel also intensified. On the plus side, the Athens Olympic games finished without a single incident and the U.S. homeland remained secure.

Against this backdrop, oil prices rose nearly 70% over the twelve months from just over $29 per barrel to nearly $50 per barrel. This price hike was primarily caused by increased demand (particularly in the U.S. and in China), supply constraints and the threat of regional instability. While most market commentators did not fear a 1970's-style “oil shock,” the implications of high oil prices (increased cost to consumers and business, and a drag on global economic growth) understandably acted as a stock depressant.

Despite the re-emergence of geopolitics as a key concern, U.S. economic growth continued at a healthy pace in 2004, thanks to robust consumer spending, fiscal stimulus and increased capital expenditures. Following a 4.1% annualized rate of economic growth in the fourth quarter of 2003, real GDP increased at a 4.5% rate in the first quarter and a 3.3% rate in the second quarter. Although the growth rate decelerated during the summer, it remained above the economy’s historical long-term trend of 2.8%. Employment gains, long the question mark of our “jobless recovery,” were finally in evidence. Meanwhile, driven by strong growth in China (now the world’s fourth largest trading nation and an increasingly important consumer of goods and services), economic conditions generally continued to improve overseas as well. Inflation overall remained tame even in the face of increasing oil, gold and other commodity prices.

These trends were reflected in the performance of the major stock market indices. In the U.S., the S&P 500 stock index rose 12.2% in the fourth quarter of 2003 but only gained 1.5% in the first three quarters of 2004, for a total return of 13.9% for the twelve months ended September 30, 2004. The technology sector lagged the broad market, with the NASDAQ 100 index down -3.6% for the first nine months of 2004 and up 8.7% for the twelve months. Value stocks tended to outperform growth, and small capitalization stocks did better than large. Small-cap value stocks offered the best style combination; the S&P Small Cap 600 Barra / Value index rose 10.0% in the first nine months of 2004 and ended with a 28.3% twelve-month gain.

The overseas stock markets collectively outperformed the U.S., with the MSCI All-Country World Free ex-U.S. international stock index (in U.S. dollar terms) up 17.1% in the fourth quarter and 5.2% in 2004 through September, combining for a 22.7% gain over the entire twelve months. Soaring commodities prices and a generally increasing investor appetite for risk drove emerging market countries (particularly in Eastern Europe and Latin America) to outperform developed countries. Foreign currencies strengthened dramatically in the last quarter of 2003, so that for the

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entire year the euro gained 6.7%, the British pound gained 9.0% and the yen gained 1.3% versus the dollar, boosting returns for U.S.-based investors who placed money overseas.

U.S. bonds were basically flat over the first nine months of this period, as yields registered a net rise, but gained in the most recent quarter as rates reversed course. The yield on the ten-year U.S. Treasury bond moved from 3.9% on September 30, 2003 to almost 4.9% in the second quarter of 2004 before ending the period at 4.1%. The third-quarter decline in long-term bond yields came despite three 25-basis point (0.25%) hikes in short-term rates imposed by the Federal Reserve starting June 30, 2004. This “flattened” yield curve appeared to reflect investors’ opinions that the Fed’s policy of “measured” interest rate increases would keep inflation in check and that the summer’s economic slowdown might persist.

Over the twelve months, the Merrill Lynch Treasury Master index rose just 2.6%, as coupon payments were partially offset by a small price decline. Within the U.S. bond market, the best returns came from inflation-indexed and high-yield debt. Foreign government bonds, as measured by the Salomon Brothers non-U.S.$ World Government Bond index (fully currency hedged), did slightly better than U.S. Treasuries, rising 3.0% for the twelve-month period. The rally in riskier fixed income instruments continued for a second year both within the U.S. and in global emerging markets.

A Closer Look at Your Funds

The following table provides some historic performance data for the Funds. It is followed by a more detailed discussion of each Fund’s performance during the twelve months covered by this report.

Standardized Total Returns for Investment Periods Ended September 30, 2004:
	1 Year	5 Years (Annualized)	10 Years (Annualized)
Cognitive Value Fund	21.12%	7.76% (since 5/30/01)[1]	N/A
Enhanced Growth Fund	7.64%	-6.86% (since 5/30/01)[1]	N/A
International Equity Fund	21.95%	0.61%	4.53%
Bond Opportunity Fund	2.52%	4.06%	6.00%
1Partial period only. Annualized returns from 5/30/01 inception to 9/30/04.

The performance data quoted in the above table and elsewhere in this report represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Morningstar ratings given later in this letter are for the periods indicated and are subject to change monthly. Performance information current as to the most recent month-end and the most current Morningstar ratings may be obtained by contacting BB&K Fund Services at (800) 882-8283.

The figures in the above table and elsewhere in this report reflect the average annual total return over the period indicated that would equate an initial amount invested in shares of each Fund to the ending redeemable value of such shares, assuming all dividends and distributions by the Fund were reinvested at net asset value. The returns shown above do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the redemption of Fund shares.

Cognitive Value Fund: The Cognitive Value Fund rose 15.6% during the fourth quarter of 2003 and 4.8% during the first three quarters of 2004, for a total return of 21.1% over the twelve months ended September 30, 2004. Results were impressive on an absolute basis, with returns well in excess of the broader U.S. stock market, as measured by the S&P 500. At the same time, the Fund did not keep pace with the 26.8% twelve-month return of its benchmark, which was changed on June 30, 2004 from the Wilshire Small Value index to the S&P Small Cap 600 Barra / Value index.

Most of the divergence from benchmark can be attributed to unfavorable results from certain of the Cognitive Value Fund’s behavioral finance techniques, notably its strategy of avoiding stocks whose prices are likely to reflect excessive analyst and investor optimism. During this twelve-month period, investors generally continued to favor speculative companies with unpredictable earnings streams over those with more prudent business models and stable financial results.

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Recent indications are that this speculative stock fever may be abating, an event which, if it occurred, would tend to be positive for the Cognitive Value Fund’s relative performance. Additionally, we believe the new benchmark fits better with the stock selection criteria employed by the Fund.

Even after two years of stellar gains, valuations for stocks in the small cap value universe still appear reasonable at an average price-to-book-value of less than two times. However, from present levels, we don’t believe the exceptional returns of the last twenty-four months are likely to repeat themselves in the coming year.

Enhanced Growth Fund: The Enhanced Growth Fund rose 12.4% in the fourth quarter of 2003 but fell -4.2% in the first three quarters of 2004, for a total return of 7.6% over the twelve months ended September 30, 2004. The Fund’s one-year return fell short of the 8.7% gain registered by its benchmark, the NASDAQ 100 index.

Having closely tracked its benchmark during the fourth quarter of 2003, the Enhanced Growth Fund fell behind at the beginning of this year as stocks with low or nonexistent earnings and higher valuations rallied significantly. Although the Fund had broad representation in the affected industries (communications equipment was a notable example), it was underexposed to the smaller, less-established names within these groups. The Fund did outperform its benchmark for the six months ended September 30, 2004, returning -0.63% versus the -1.65% loss posted by the NASDAQ 100.

The Enhanced Growth Fund did not make any investments in initial public offerings or private placements over this period. It also did not write any covered call options. There have been few special investment opportunities in the past twelve months, and the Fund decided against participating in the recent Google initial public offering (IPO). Nonetheless, we remain open to taking small positions in other suitable high technology IPOs, as it appears the environment for such investing may be improving.

International Equity Fund: The International Equity Fund rose 17.1% in the fourth quarter of 2003 and 4.1% in the first three quarters of 2004, for a total return of 21.9% over the twelve months ended September 30, 2004. Although the Fund does not currently use an index to internally evaluate the performance of the Fund, the Fund’s twelve-month return can be compared to the 22.7% gain registered by the MSCI All Country World Free ex-U.S. index over the same time period.** The International Equity Fund is pleased to note that it has received the following Morningstar risk-adjusted return ratings in the Foreign Large Blend Equity category for periods ended September 30, 2004: three years - five stars (out of 385 funds), five years - four stars (out of 279 funds), 10 years - three stars (out of 84 funds) and overall - four stars (out of 371 funds). [For each fund with at least a three-year history, Morningstar calculates a Morningstar rating based on a Morningstar risk-adjusted return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more of an emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The overall Morningstar rating for a fund is derived from a weighted average of the performance figures associated with its three, five and ten-year (if applicable) Morningstar rating metrics.]

The Fund’s country selection - emphasizing Asia (ex-Japan) and certain emerging markets and de-emphasizing the larger European markets - helped it perform well relative to its peers. Both in Europe and in Asia the Fund favored smaller markets, such as Austria, Norway, Sweden, the Czech Republic, Russia, Turkey, India, Thailand and Indonesia. The Fund maintained a neutral position in Japan, where recovery and reform appear genuine but still come about only in slow increments. We believe Asia (ex-Japan) remains both more dynamic and more attractively valued than the core of Europe. China continues to grow, providing a boost to the entire region, even after official measures taken to slow the rapid acceleration in the economy.

Bond Opportunity Fund: The Bond Opportunity Fund was flat in the fourth quarter of 2003 and rose 2.5% in the first three quarters of 2004, for a total return of 2.5% over the twelve months ended September 30, 2004. The Fund’s return can be compared to the 3.2% return achieved by its benchmark, an 80%/20% mix of the Merrill Lynch Corporate/Government Master index and the Salomon Brothers non-US$ World Government Bond index (fully hedged).

An overweight position in corporate bonds (including debt rated BBB and below), an underweight position in U.S. Treasury bonds and exposure to non-benchmark assets (like preferred REIT shares and inflation-indexed debt) had a

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positive impact upon the Fund’s returns. The Fund’s shorter average duration (a more precise measure than average maturity of a bond portfolio’s sensitivity to changes in interest rates) pulled down performance during periods of declining interest rates, such as the first quarter of this year. However, the portfolio was well-positioned for falling yields in the third quarter of 2004 due to new positions in longer-duration mortgage debt. Taking on some foreign currency exposure (i.e. hedging less than 100% of the non-U.S. positions) was generally beneficial in this period of dollar weakness.

With U.S. bond yields still near 40-year lows, rising short rates, a flatter yield curve and narrow yield spreads between corporate and Treasury debt, U.S. bonds do not currently appear to be very attractively valued. Bond prices and returns would likely decline over the next twelve months if a recovering economy pushed interest rates and inflation higher. On the other hand, bonds as an asset class can provide a potential safe haven if the U.S. economy or the stock market were to seriously falter, thereby playing an important diversification role for those who also invest in stocks.

Closing Comments

We are pleased with the positive returns earned by all of our funds, particularly the 20%+ gains in the International Equity Fund and the Cognitive Value Fund over the twelve-month time period covered by this report. We are also pleased with the relative performance of the International Equity Fund versus its peers over the past one, three and five years. The Bond Opportunity Fund has provided positive returns and some stability in an uncertain environment. The Enhanced Growth Fund has provided stockholders exposure to large, high growth components of the broader equity markets, such as information technology, healthcare and biotechnology. The Cognitive Value Fund has provided investors exposure to what has been one of the most profitable sectors of the U.S. stock market in recent years.

Global stock markets have treaded water in the two weeks since the end of September, with investors taking a “wait and see” attitude in the face of unabated violence in Iraq and uncertainty surrounding a close U.S. presidential race. Oil prices have continued to climb, reaching the $55 per barrel mark at the time of this writing. Their volatile movements have become a closely watched indicator in day-to-day market action. However, we see none of this causing undue harm to a fundamentally sound economy and corporate sector. In fact, we would not be surprised if the U.S. economic growth turns out to have been higher during the third quarter than it was during the second quarter of 2004.

As you review this stockholders’ report, please note that we have added a new chart to the beginning of each Fund’s Schedule of Investments. These charts show the geographic or sector diversification of the Cognitive Value, Enhanced Growth, International Equity and Bond Opportunity Funds. We hope the charts will provide key information about your Funds’ investments.

Please feel free to contact one of BB&K Fund Services’ client service counselors at 800-882-8383 if you have any questions or would like to discuss the Funds in greater detail. We appreciate your continued confidence and support.

Sincerely,

Peter M. Hill	Burnie E. Sparks, Jr., CFA
Chairman	President

* The index performance data quoted in the Market Overview section and elsewhere in this letter represent past performance and are no indication of future results. The S&P 500 is a commonly used capitalization-weighted index of 500 widely held U.S. stocks, as calculated by Standard & Poor’s, a division of McGraw-Hill. The NASDAQ 100 is a commonly used modified capitalization-weighted index that measures the performance of the 100 largest non-financial companies listed on the National Market Tier of the NASDAQ Stock Market, Inc. The Wilshire Small Value is a commonly used capitalization-weighted index that measures the performance of small cap value stocks as determined by

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Wilshire on the basis of size, price to book and price to earnings. The S&P Small Cap 600 Barra / Value is a commonly used capitalization-weighted index consisting of those stocks in the S&P Small Cap 600 index deemed to be value, as opposed to growth, stocks - as calculated by Barra and Standard & Poor’s. The MSCI All-Country World Free ex-U.S. is a commonly used Morgan Stanley Capital International index that measures the performance of equities available to foreign investors in 48 developed and emerging market countries outside of the United States. It is presented in U.S. dollar terms, gross of the withholding tax on foreign dividends. The Merrill Lynch Treasury Master is a commonly used index that measures the performance of U.S. Treasury bonds. The Merrill Lynch Corporate/Government Master is a commonly used index that measures the performance of the broad U.S. dollar investment grade debt universe, excluding mortgage and asset-backed securities (in which the Bond Opportunity Fund can invest). The Salomon Brothers Non-US$ World Government Bond is a commonly used index that measures the performance of government debt with maturities of at least one year issued by 20 developed market countries outside of the United States. Returns are presented 100% currency-hedged in U.S. dollar terms. Neither the Merrill Lynch Corporate/Government Master index nor the Salomon Brothers Non-US$ World Government Bond index measures the performance of the bond markets in developing countries, in which the Bond Opportunity Fund can invest. All market indices are unmanaged and are presented on a total return basis, with dividends reinvested.

** Since April 2001, the Fund has not used an index to evaluate the performance of the International Equity Fund internally. Currently, the Morningstar Foreign Large Blend Equity category is being used for performance comparison purposes.

The Cognitive Value Fund invests in small cap stocks, which have specific risks. These risks include, but are not limited to, greater volatility than investments in larger capitalization stocks. The Enhanced Growth Fund invests primarily in the high technology sector and may invest in private placements and initial public offerings. Each of these investment strategies has specific risks. These risks include, but are not limited to, sector concentration risk in a volatile sector and the risk of investing in private or newly public, unseasoned companies. The International Equity Fund and the Bond Opportunity Fund invest in international securities in developed and emerging market countries, which have specific risks. These risks include, but are not limited to, changes in currency exchange rates, lack of accurate public information and the higher risks that accompany investing in securities of issuers located in emerging market countries. The Bond Opportunity Fund invests primarily in debt securities, which have specific risks. These risks include, but are not limited to, interest rate risk (the risk that rising interest rates will cause bond prices to fall). For more information about these and other risks, please see the Funds’ prospectus.

The views expressed in this letter reflect events only through the date of this letter. These views are subject to change at any time. This report does not constitute a prospectus for use in the purchase or sale of shares of any Fund or a recommendation with respect to any securities mentioned in this report. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Investors should consider the investment objectives, risks and charges and expenses of an investment carefully before investing. The prospectus contains this and other information about the Funds. Investors should read the prospectus carefully before investing. For a copy of the prospectus, please contact BB&K Fund Services’ Investor Services Department at (800) 882-8383. BB&K Fund Services, Inc. is a wholly owned subsidiary of Bailard, Biehl & Kaiser, Inc.

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Bailard, Biehl & Kaiser Cognitive Value Fund

[GRAPH OMITTED]
Average Annual Total Return*
	1 Year	5 Years (Annualized)	10 years (Annualized)
Return Before Taxes	21.12%	7.76% (since 5/30/01)**	N/A
Return After Taxes on Distributions	21.12%	7.73% (since 5/30/01)**	N/A
Return After Taxes on Distributions and Redemption of Fund Shares	13.73%	6.66% (since 5/30/01)**	N/A

Past performance is not predictive of future performance.

The above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser Cognitive Value Fund since its inception on May 30, 2001. The graph does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the redemption of Fund shares. We compare this investment to the growth of the Wilshire Small Cap Value Index, adjusted to reflect the reinvestment of dividends. This commonly used capitalization-weighted index measures the performance of small cap value stocks as determined by Wilshire on the basis of size, price to book and price to earnings. On June 30, 2004, the Bailard, Biehl & Kaiser Cognitive Value Fund changed its benchmark from the Wilshire Small Cap Value Index to the S&P Small Cap 600 Barra / Value Index because it believes the latter more closely matches its investment style, particularly with respect to the financial viability of the stocks in the index. As a result, we also compare an investment in the Bailard, Biehl & Kaiser Cognitive Value Fund to the growth of the S&P Small Cap 600 Barra / Value Index, adjusted to reflect the reinvestment of dividends. This commonly used index measures the performance of a selection of stocks from the S&P Small Cap 600 index (which is composed of 600 U.S. stocks with market capitalizations of $300 million to $1

6

billion meeting certain investability and financial viability standards) that meet a value criteria as determined by Standard & Poor’s Corporation and Barra, Inc. on the basis of a book to value calculation. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser Cognitive Value Fund would have grown to $12,830 by September 30, 2004.

* The after-tax return figures are shown using the highest individual federal income tax rates in effect at the time of each distribution. They do not reflect the impact of state and local taxes. Your after-tax return will depend upon your individual tax situation, and may differ from the figures shown here. If a fund incurs a loss, which generates a tax benefit, the post-redemption after-tax return may exceed the fund’s other return figures. The after-tax return information does not apply to tax-deferred accounts (such as 401(k) plans or IRAs) because these accounts are not subject to current taxes.

**Partial period from 5/30/01 inception to 9/30/04.

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Bailard, Biehl & Kaiser Enhanced Growth Fund

[GRAPH OMITTED]
Average Annual Total Return*
	1 Year	5 Years (Annualized)	10 years (Annualized)
Return Before Taxes	7.64%	-6.86% (since 5/30/01)**	N/A
Return After Taxes on Distributions	7.64%	-6.86% (since 5/30/01)**	N/A
Return After Taxes on Distributions and Redemption of Fund Shares	4.97%	-5.76% (since 5/30/01)**	N/A

Past performance is not predictive of future performance.

The above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser Enhanced Growth Fund since its inception on May 30, 2001. The graph does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the redemption of Fund shares. We compare this investment to the growth of the NASDAQ 100 Index, adjusted to reflect the reinvestment of dividends. The NASDAQ 100 is a commonly used, modified capitalization-weighted index that measures the performance of the 100 largest non-financial stocks listed on the National Market Tier of the NASDAQ Stock Market, Inc. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser Enhanced Growth Fund would have fallen to $7,890 by September 30, 2004.

* The after-tax return figures are shown using the highest individual federal income tax rates in effect at the time of each distribution. They do not reflect the impact of state and local taxes. Your after-tax return will depend upon your individual tax situation, and may differ from the figures shown here. If a fund incurs a loss, which generates a tax benefit, the post-redemption after-tax return may

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exceed the fund’s other return figures. The after-tax return information does not apply to tax-deferred accounts (such as 401(k) plans or IRAs) because these accounts are not subject to current taxes.

**Partial period from 5/30/01 inception to 9/30/04.

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Bailard, Biehl & Kaiser International Equity Fund

[GRAPH OMITTED]
Average Annual Total Return*
	1 Year	5 Years (Annualized)	10 years (Annualized)
Return Before Taxes	21.95%	0.61%	4.53%
Return After Taxes on Distributions	21.57%	-0.33%	3.21%
Return After Taxes on Distributions and Redemption of Fund Shares	14.25%	0.19%	3.30%

Past performance is not predictive of future performance.

The above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser International Equity Fund since October 1, 1994. The graph does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the redemption of Fund shares. We compare this investment to the growth of the MSCI All-Country World Free ex-U.S. stock index over the same period, adjusted to reflect the reinvestment of dividends. The MSCI All-Country World Free ex-U.S., is a commonly used index that measures the performance of equities available to foreign investors in 48 developed and emerging market countries outside of the United States. The returns for this index are given in U.S. dollar terms, gross of withholding taxes on foreign income. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser International Equity Fund would have grown to $15,571 by September 30, 2004. Since April, 2001, the Fund has not used an index to evaluate the performance of the Fund internally. Instead, a dynamic subset of Morningstar’s universe of large cap blended value/growth international stock mutual funds has been used for performance comparison purposes.

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* The after-tax return figures are shown using the highest individual federal income tax rates in effect at the time of each distribution. They do not reflect the impact of state and local taxes. Your after-tax return will depend upon your individual tax situation, and may differ from the figures shown here. If a fund incurs a loss, which generates a tax benefit, the post-redemption after-tax return may exceed the fund’s other return figures. The after-tax return information does not apply to tax-deferred accounts (such as 401(k) plans or IRAs) because these accounts are not subject to current taxes.

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Bailard, Biehl & Kaiser Bond Opportunity Fund

[GRAPH OMITTED]

Average Annual Total Return*
	1 Year	5 Years (Annualized)	10 years (Annualized)
Return Before Taxes	2.52%	4.06%	6.00%
Return After Taxes on Distributions	1.78%	2.35%	3.48%
Return After Taxes on Distributions and Redemption of Fund Shares	1.63%	2.36%	3.51%

Past performance is not predictive of future performance.

The above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser Bond Opportunity Fund since October 1, 1994. The graph does not reflect the deduction of taxes that a stockholder would pay on fund distributions or the redemption of Fund shares. We compare this investment to the growth of the Merrill Lynch Corporate/Government Master Index and the 80/20 Merrill Lynch/Salomon Brothers Index over the same period, adjusted to reflect the reinvestment of dividends. The Merrill Lynch Corporate/Government Master Index is a commonly used index that measures the performance of the broad U.S. dollar investment grade debt universe, excluding mortgage and asset-backed securities (in which the Bond Opportunity Fund may invest). To more fully reflect the Fund’s current investment strategy, we have also calculated a benchmark index with an 80% weighting in the Merrill Lynch Corporate/Government Master Index and a 20% weighting in the fully hedged Salomon Brothers Non-US$ World Government Bond Index. Neither of these indices measures the performance of the bond markets in developing countries, in which the Fund may invest. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser Bond Opportunity Fund would have grown to $17,902 by September 30, 2004.

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* The after-tax return figures are shown using the highest individual federal income tax rates in effect at the time of each distribution. They do not reflect the impact of state and local taxes. Your after-tax return will depend upon your individual tax situation, and may differ from the figures shown here. If a fund incurs a loss, which generates a tax benefit, the post-redemption after-tax return may exceed the fund’s other return figures. The after-tax return information does not apply to tax-deferred accounts (such as 401(k) plans or IRAs) because these accounts are not subject to current taxes.

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Stockholder Expense Example

As a stockholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2004 to September 30, 2004).

Actual Expenses
The first line of the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for a Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table for a Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Expenses Paid During Period*
Cognitive Value Fund
Actual	$ 1,000.00	$ 995.30	$ 5.79
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.20	$ 5.86
Enhanced Growth Fund
Actual	$ 1,000.00	$ 993.70	$ 5.43
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.55	$ 5.50
International Equity Fund
Actual	$ 1,000.00	$ 994.80	$ 6.98
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.00	$ 7.06
Bond Opportunity Fund
Actual	$ 1,000.00	$ 1,002.60	$ 4.91
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.10	$ 4.95
*Expenses are equal to each Fund's annualized expense ratio (shown in the table below), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Cognitive Value Fund	1.16%
Enhanced Growth Fund	1.09%
International Equity Fund	1.40%
Bond Opportunity Fund	0.98%

14

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	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004

	[Pie Chart Omitted]

		Shares	Value
	EQUITY SECURITIES (94.1%)
	INDUSTRIAL (20.0%)
	Aerospace/Defense (1.6%)
	Cubic Corp.	24,500	$ 561,050
*	DRS Technologies, Inc.	16,700	625,248
	Total Aerospace/Defense		1,186,298

	Airlines (0.1%)
*	FLYi, Inc.	15,000	58,650

	Building Products (0.5%)
	Lennox International, Inc.	23,000	343,620

	Commercial Printing (0.2%)
	Bowne & Co., Inc.	10,500	136,395

	Construction & Engineering (0.2%)
*	URS Corp.	5,200	138,736

(See "Notes to Financial Statements")
15

	BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004
	(Continued)

		Shares	Value
	INDUSTRIAL (continued)
	Electrical Component (1.1%)
*	Genlyte Group, Inc.	6,100	$ 392,779
	Regal-Beloit Corp.	16,000	387,040
	Total Electrical Component		779,819

	Industrial Conglomerates (0.9%)
	Tredegar Corp.	38,200	695,240

	Machinery Construction/Farming (1.0%)
*	Terex Corp.	16,900	733,460

	Machinery Industrial (4.9%)
	Albany International Corp. - Class A	6,000	178,860
*	Esco Technologies, Inc.	3,000	203,280
*	Kadant, Inc.	2,300	42,228
	Kennametal, Inc.	3,400	153,510
	Lincoln Electric Holdings, Inc.	6,600	206,976
	Mueller Industries, Inc.	20,000	859,000
	Reliance Steel & Aluminum Co.	10,500	416,850
	Stewart & Stevenson Services, Inc.	9,000	159,030
	The Timken Co.	27,000	664,740
	Valmont Industries, Inc.	16,000	333,920
	Watts Water Technologies, Inc. - Class A	13,200	354,420
	Total Machinery Industrial		3,572,814

	Marine (0.7%)
*	Kirby Corp.	12,800	513,920

	Services-Diversified/Commercial (2.5%)
*	Mobile Mini, Inc.	7,300	181,040
*	NCO Group, Inc.	15,000	404,250
*	PRG-Schultz International, Inc.	20,000	114,800
*	School Specialty, Inc.	7,000	275,870
*	Sourcecorp, Inc.	19,300	427,302
	Viad Corp.	20,000	474,600
	Total Services-Diversified/Commercial		1,877,862

	Services-Employment (0.6%)
	CDI Corp.	5,700	116,850
*	Spherion Corp.	18,000	140,760
*	Volt Information Sciences, Inc.	6,000	172,620
	Total Services-Employment		430,230

	Services-Environmental (0.5%)
*	Waste Connections, Inc.	12,900	408,672

(See "Notes to Financial Statements")
16

	BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004
	(Continued)

		Shares	Value
	INDUSTRIAL (continued)
	Services-Office/Supplies (0.2%)
*	United Stationers, Inc.	3,100	$ 134,540

	Trade Companies & Distribution (2.7%)
	Applied Industrial Technologies, Inc.	8,300	296,642
	Hughes Supply, Inc.	24,400	733,708
	Watsco, Inc.	32,000	960,960
	Total Trade Companies & Distribution		1,991,310

	Trucking (2.3%)
	Arkansas Best Corp.	7,000	256,340
*	Dollar Thrifty Automotive Group, Inc.	13,000	316,290
*	Yellow Roadway Corp.	24,000	1,125,360
	Total Trucking		1,697,990

	Total Industrial		14,699,556

	FINANCIAL (19.6%)
	Banks (5.9%)
	1st Source Corp.	9,300	238,452
	Boston Private Financial Holdings, Inc.	12,000	299,520
	Chittenden Corp.	10,000	272,500
	Colonial BancGroup, Inc.	17,500	357,875
	Corus Bankshares, Inc.	11,900	513,247
	First Republic Bank	3,000	138,000
	Irwin Financial Corp.	10,500	271,110
	Mid-State Bancshares	9,000	231,570
	Provident Bankshares Corp.	7,000	234,850
*	Silicon Valley Bancshares	9,200	341,964
	South Financial Group, Inc.	22,000	620,400
	Sterling Bancshares, Inc.	19,000	255,550
	Whitney Holding Corp.	13,000	546,000
	Total Banks		4,321,038

	Consumer Finance (0.2%)
*	CompuCredit Corp.	10,000	186,200

	Diverse Financial Services (9.5%)
	American Capital Strategies, Ltd.	17,800	557,852
	BankAtlantic Bancorp, Inc. - Class A	20,000	366,400
*	BankUnited Financial Corp. - Class A	24,000	699,600
	Capital Automotive REIT	4,000	125,080
	Colonial Properties Trust	11,000	442,420
	Commercial Net Lease Realty	14,000	255,080
	Downey Financial Corp.	10,000	549,600

(See "Notes to Financial Statements")
17

	BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004
	(Continued)

		Shares	Value
	FINANCIAL (continued)
	Diverse Financial Services (continued)
*	FirstFed Financial Corp.	4,600	$ 224,848
	Gables Residential Trust	18,000	614,700
	IndyMac Bancorp, Inc.	19,200	695,040
	Kilroy Realty Corp.	17,000	646,510
*	LaBranche & Co., Inc.	12,000	101,400
	Lexington Corporate Properties Trust	14,000	303,940
	LNR Property Corp.	4,000	247,640
*	Piper Jaffray Cos., Inc.	7,000	277,130
	Shurgard Storage Centers, Inc. - Class A	11,000	426,800
	Sovran Self Storage, Inc.	4,800	188,064
*	Sterling Financial Corp.	7,590	267,472
	Total Diverse Financial Services		6,989,576

	Insurance-Life/Health (1.2%)
	Delphi Financial Group, Inc. - Class A	15,900	638,703
	UICI	6,500	212,810
	Total Insurance-Life/Health		851,513

	Insurance-Property/Casualty (2.5%)
*	Philadelphia Consolidated Holding Corp.	5,000	275,600
*	ProAssurance Corp.	18,000	630,360
	RLI Corp.	10,000	375,500
	Selective Insurance Group, Inc.	7,300	271,560
	Zenith National Insurance Corp.	6,000	253,860
	Total Insurance-Property/Casualty		1,806,880

	Reinsurance (0.3%)
	Odyssey Re Holdings Corp.	9,000	199,620

	Total Financial		14,354,827

	CONSUMER DISCRETIONARY (13.9%)
	Apparel & Accessory (1.2%)
	Kellwood Co.	11,000	400,950
	Phillips-Van Heusen Corp.	14,000	311,920
	Russell Corp.	10,000	168,400
	Total Apparel & Accessory		881,270

	Automobile Manufacturers (0.1%)
	Coachmen Industries, Inc.	7,000	110,460

	Casinos & Gaming (0.9%)
*	Aztar Corp.	24,000	636,000

(See "Notes to Financial Statements")
18

	BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004
	(Continued)

		Shares	Value
	CONSUMER DISCRETIONARY (continued)
	Department Stores (0.5%)
	Neiman Marcus Group, Inc. - Class A	6,500	$ 373,750

	Footwear (0.2%)
	Brown Shoe Company, Inc.	5,800	145,348

	General Merchandise (0.2%)
	ShopKo Stores, Inc.	8,000	139,280

	Homebuilding (2.4%)
	M.D.C. Holdings, Inc.	10,000	731,000
*	Meritage Homes Corp.	3,800	298,680
	Standard Pacific Corp.	12,500	704,625
	Total Homebuilding		1,734,305

	Home Furnishings (0.8%)
	Bassett Furniture Industries, Inc.	7,000	132,160
*	Interface, Inc. - Class A	58,000	465,160
	Total Home Furnishings		597,320

	Hotels (0.4%)
	Marcus Corp.	11,600	225,852
*	Prime Hospitality Corp.	9,300	113,181
	Total Hotels		339,033

	Household Appliances (0.1%)
*	Helen of Troy, Ltd.	3,900	106,158

	Housewares & Specialty (0.3%)
	National Presto Industries, Inc.	2,700	112,914
	Russ Berrie & Co., Inc.	4,000	80,600
	Total Housewares & Specialty		193,514

	Leisure Products (0.6%)
	Action Performance Cos., Inc.	9,000	91,170
*	JAKKS Pacific, Inc.	6,000	138,000
*	K2, Inc.	15,000	214,650
	Total Leisure Products		443,820

	Publishing & Printing (0.2%)
*	Information Holdings, Inc.	5,000	136,150

	Restaurants (1.7%)
	IHOP Corp.	7,400	282,754
*	Jack in the Box, Inc.	14,400	456,912
	Landry's Restaurants, Inc.	18,700	510,323
	Total Restaurants		1,249,989
(See "Notes to Financial Statements")
19

	BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004
	(Continued)

		Shares	Value
	CONSUMER DISCRETIONARY (continued)
	Retail-Apparel (0.5%)
*	Dress Barn, Inc.	8,000	$ 139,600
*	Men's Wearhouse, Inc.	7,000	203,350
	Total Retail-Apparel		342,950

	Retail-Catalog (0.3%)
	Insight Enterprises, Inc.	15,000	252,600

	Retail-Home Improvement (0.3%)
	Building Materials Holding Corp.	7,000	192,640

	Specialty Stores (3.2%)
	Haverty Furniture Cos., Inc.	19,500	342,030
*	Jo-Ann Stores, Inc.	6,000	168,240
*	Linens 'n Things, Inc.	12,000	278,040
	Movie Gallery, Inc.	10,000	175,300
	Pep Boys-Manny, Moe & Jack	20,000	280,000
*	TBC Corp.	7,000	156,380
	United Auto Group, Inc.	14,300	358,787
*	Zale Corp.	20,000	562,000
	Total Specialty Stores		2,320,777

	Total Consumer Discretionary		10,195,364

	TECHNOLOGY (11.7%)
	Computer Storage/Peripherals (0.6%)
*	Adaptec, Inc.	48,000	364,800
*	Applied Films Corp.	3,000	54,030
	Total Computer Storage/Peripherals		418,830

	Electronic Equipment/Instruments (2.2%)
*	Benchmark Electronics, Inc.	27,000	804,600
*	Checkpoint Systems, Inc.	14,000	217,980
*	Coherent, Inc.	13,000	337,220
*	Identix, Inc.	20,000	133,200
*	RadiSys Corp.	8,000	111,600
	Total Electronic Equipment/Instruments		1,604,600

	Internet-Software & Services (0.7%)
*	InfoSpace, Inc.	2,000	94,780
*	Internet Security Systems, Inc.	16,000	272,000
*	Keynote Systems, Inc.	11,000	155,760
	Total Internet-Software & Services		522,540

(See "Notes to Financial Statements")
20

	BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004
	(Continued)

		Shares	Value
	TECHNOLOGY (continued)
	IT Consulting & Services (1.1%)
*	CACI International, Inc. - Class A	6,000	$ 316,680
*	MPS Group, Inc.	60,000	504,600
	Total IT Consulting & Services		821,280

	Semiconductor Equipment (0.2%)
*	Rudolph Technologies, Inc.	8,000	133,920

	Semiconductors (2.1%)
*	Actel Corp.	7,500	114,000
*	ESS Technology, Inc.	11,500	78,775
*	Exar Corp.	17,000	240,720
*	Skyworks Solutions, Inc.	60,000	570,000
*	Standard Microsystems Corp.	19,500	341,445
*	Supertex, Inc.	8,900	172,927
	Total Semiconductors		1,517,867

	Services-Data Processing (0.9%)
*	eFunds Corp.	36,700	682,253

	Systems Software (0.6%)
*	Activision, Inc.	23,500	325,945
*	THQ, Inc.	7,000	136,220
	Total Systems Software		462,165

	Telecom Equipment (3.3%)
	Anixter International, Inc.	31,000	1,087,790
*	Avnet, Inc.	12,000	205,440
	Belden CDT, Inc.	20,000	436,000
	Black Box Corp.	4,000	147,800
*	C-COR, Inc.	11,994	101,349
*	PC-Tel, Inc.	14,000	115,640
*	Polycom, Inc.	13,000	257,660
*	Symmetricom, Inc.	11,900	112,574
	Total Telecom Equipment		2,464,253

	Total Technology		8,627,708

	MATERIALS (7.7%)
	Aluminum (0.3%)
*	Commonwealth Industries, Inc.	14,000	130,760
*	IMCO Recycling, Inc.	7,700	87,780
	Total Aluminum		218,540

(See "Notes to Financial Statements")
21

	BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004
	(Continued)

		Shares	Value
	MATERIALS (continued)
	Chemicals-Specialty (2.0%)
	Cambrex Corp.	5,000	$ 109,750
	Cytec Industries, Inc.	16,000	783,200
*	OM Group, Inc.	8,000	292,480
*	PolyOne Corp.	38,000	285,760
	Total Chemicals-Specialty		1,471,190

	Containers-Metal/Glass (0.8%)
	AptarGroup, Inc.	14,000	615,580

	Diverse Metal/Mining (1.4%)
	Amcol International Corp.	20,000	382,400
*	Brush Engineered Materials, Inc.	10,000	207,100
*	RTI International Metals, Inc.	10,000	193,700
*	Stillwater Mining Co.	6,000	93,000
	Usec, Inc.	17,000	176,290
	Total Diverse Metal/Mining		1,052,490

	Paper Products (1.4%)
*	Buckeye Technologies, Inc.	25,000	278,750
*	Caraustar Industries, Inc.	21,400	358,878
	Pope & Talbot, Inc.	20,000	352,000
	Total Paper Products		989,628

	Steel (1.8%)
	Carpenter Technology Corp.	9,000	429,660
	Ryerson Tull, Inc.	4,900	84,133
	Steel Dynamics, Inc.	21,000	811,020
	Total Steel		1,324,813

	Total Materials		5,672,241

	UTILITIES (6.6%)
	Electric Utilities (1.9%)
	Allete, Inc.	10,000	325,000
	OGE Energy Corp.	27,700	698,871
	Unisource Energy Corp.	15,900	387,165
	Total Electric Utilities		1,411,036

	Gas Utilities (3.3%)
	AGL Resources, Inc.	6,000	184,620
	Atmos Energy Corp.	15,500	390,445
	Piedmont Natural Gas Co., Inc.	10,000	439,400
	South Jersey Industries, Inc.	19,200	916,800
*	Southern Union Co.	23,373	479,146
	Total Gas Utilities		2,410,411
(See "Notes to Financial Statements")
22

	BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004
	(Continued)

		Shares	Value
	UTILITIES (continued)
	Multi-Utilities (1.4%)
	Avista Corp.	24,600	$ 445,260
	Energen Corp.	10,800	556,740
	Total Multi-Utilities		1,002,000

	Total Utilities		4,823,447

	ENERGY (5.5%)
	Oil & Gas-Equipment/Services (1.8%)
*	Offshore Logistics, Inc.	16,500	567,930
*	W-H Energy Services, Inc.	35,000	726,250
	Total Oil & Gas-Equipment/Services		1,294,180

	Oil & Gas-Exploration/Production (3.7%)
*	Cimarex Energy Co.	14,700	513,618
*	Houston Exploration Co.	6,000	356,100
*	Southwestern Energy Co.	17,000	713,830
*	Spinnaker Exploration Co.	19,000	665,760
*	Stone Energy Corp.	3,500	153,160
*	Swift Energy Co.	13,000	311,480
	Total Oil & Gas-Exploration/Production		2,713,948

	Total Energy		4,008,128

	HEALTH (5.2%)
	Biotechnology (0.2%)
*	Invitrogen Corp.	2,000	109,980
*	Savient Pharmaceuticals, Inc.	18,000	41,400
	Total Biotechnology		151,380

	Healthcare-Distributors/Services (1.3%)
	Chemed Corp.	6,500	362,310
*	CryoLife, Inc.	17,000	123,420
	Option Care, Inc.	9,000	139,230
	Owens & Minor, Inc.	13,000	330,200
	Total Healthcare-Distributors/Services		955,160

	Healthcare-Equipment (1.5%)
	Analogic Corp.	5,200	216,788
*	CONMED Corp.	9,000	236,700
	Datascope Corp.	6,000	223,800
	Invacare Corp.	10,000	460,000
	Total Healthcare-Equipment		1,137,288

(See "Notes to Financial Statements")
23

	BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004
	(Continued)

		Shares	Value
	HEALTH (continued)
	Healthcare-Facility (1.4%)
*	Curative Health Services, Inc.	10,000	$ 68,700
*	Genesis HealthCare Corp.	9,000	273,690
*	Kindred Healthcare, Inc.	10,000	244,000
*	Province Healthcare Co.	20,000	418,400
	Total Healthcare-Facility		1,004,790

	Healthcare-Managed Care (0.5%)
*	AMERIGROUP Corp.	6,000	337,500

	Healthcare-Supplies (0.2%)
*	Sola International, Inc.	7,000	133,350

	Pharmaceuticals (0.1%)
*	Impax Laboratories, Inc.	5,000	76,800

	Total Health		3,796,268

	CONSUMER STAPLES (3.6%)
	Agricultural Product (0.7%)
	Corn Products International, Inc.	11,000	507,100

	Food Distributors (0.5%)
*	Performance Food Group Co.	15,000	355,500

	Packaged Foods (1.1%)
*	Hain Celestial Group, Inc.	4,000	70,720
*	J & J Snack Foods Corp.	3,000	128,640
*	Ralcorp Holdings, Inc.	18,000	649,800
	Total Packaged Foods		849,160

	Retail-Drugs (0.4%)
	Longs Drug Stores Corp.	11,000	266,200

	Retail-Food (0.4%)
	Casey's General Stores, Inc.	16,000	297,440

	Tobacco (0.5%)
	Universal Corp.	8,900	397,296

	Total Consumer Staples		2,672,696

(See "Notes to Financial Statements")
24

	BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004
	(Continued)

		Shares	Value
	TELECOMMUNICATIONS (0.3%)
	Integrated Telecom Services (0.3%)
	General Communications, Inc. - Class A	22,000	$ 199,100

	Total Telecommunications		199,100
	Total Equity Securities
	(Cost: $58,516,120)		69,049,335

	INVESTMENT COMPANIES (5.6%)
	iShares Russell 2000 Value Index Fund	8,500	1,459,365
	iShares S & P SmallCap 600/BARRA Value Index Fund	24,300	2,657,691

	Total Investment Companies
	(Cost: $3,983,119)		4,117,056

		Principal
		Amount
	SHORT-TERM SECURITIES (0.3%)
	TIME DEPOSIT (0.3%)
	HSBC Bank
	1.318%, 10/01/04
	(Cost: $213,000)	$ 213,000	213,000

	TOTAL INVESTMENTS (100.0%)
	(Identified Cost: $62,712,239)		73,379,391

	LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)		(35,980)

	NET ASSETS (100.0%)		$ 73,343,411

*	Non-income producing security.

(See "Notes to Financial Statements")
25

	BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004

	[Pie Chart Omitted]

		Shares	Value
	EQUITY SECURITIES (94.0%)
	TECHNOLOGY (43.5%)
	Application Software (3.5%)
*	Citrix Systems, Inc.	16,900	$ 296,088
*	Intuit, Inc.	18,000	817,200
*	PeopleSoft, Inc.	38,100	756,285
*	Siebel Systems, Inc.	60,000	452,400
	Total Application Software		2,321,973

	Computer Hardware (5.9%)
*	Apple Computer, Inc.	34,000	1,317,500
*	Dell, Inc.	65,000	2,314,000
*	Sun Microsystems, Inc.	77,900	314,716
	Total Computer Hardware		3,946,216

	Computer Storage/Peripherals (0.4%)
*	QLogic Corp.	8,400	248,724

	Electronic Equipment/Instruments (0.6%)
*	Flextronics International, Ltd.	30,800	408,100

(See "Notes to Financial Statements")
26

	BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004
	(Continued)

		Shares	Value
	TECHNOLOGY (continued)
	Internet Software & Services (2.6%)
*	Check Point Software Technologies, Ltd.	15,000	$ 254,550
*	Yahoo!, Inc.	44,400	1,505,604
	Total Internet Software & Services		1,760,154

	Semiconductor Equipment (2.7%)
*	Applied Materials, Inc.	57,000	939,930
*	KLA-Tencor Corp.	15,000	622,200
*	Lam Reserach Corp.	10,600	231,928
	Total Semiconductor Equipment		1,794,058

	Semiconductors (10.1%)
*	Altera Corp.	38,000	743,660
*	Broadcom Corp. - Class A	14,000	382,060
	Intel Corp.	135,000	2,708,100
	Linear Technology Corp.	25,000	906,000
	Maxim Integrated Products, Inc.	26,700	1,129,143
	Microchip Technology, Inc.	12,000	322,080
	Xilinx, Inc.	22,000	594,000
	Total Semiconductors		6,785,043

	Services-Data Processing (1.6%)
*	Fiserv, Inc.	12,000	418,320
	Paychex, Inc.	22,000	663,300
	Total Services-Data Processing		1,081,620

	Systems Software (15.7%)
	Adobe Systems, Inc.	15,000	742,050
*	Electronic Arts, Inc.	17,000	781,830
	Microsoft Corp.	218,000	6,027,700
*	Oracle Corp.	130,000	1,466,400
*	Symantec Corp.	19,600	1,075,648
*	VERITAS Software Corp.	26,300	468,140
	Total Systems Software		10,561,768

	Trade Companies/Distributors (0.4%)
	CDW Corp.	5,000	290,150

	Total Technology		29,197,806

(See "Notes to Financial Statements")
27

	BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004
	(Continued)

		Shares	Value
	TELECOMMUNICATIONS (16.3%)
	Telecom Equipment (13.6%)
*	Cisco Systems, Inc.	150,000	$ 2,715,000
*	Comverse Technology, Inc.	17,700	333,291
*	JDS Uniphase Corp.	100,000	337,000
*	Juniper Networks, Inc.	12,500	295,000
	Qualcomm, Inc.	118,000	4,606,720
*	Research in Motion, Ltd.	10,800	824,472
	Total Telecom Equipment		9,111,483

	Wireless Telecom Services (2.7%)
*	Nextel Communications, Inc. - Class A	77,000	1,835,680

	Total Telecommunications		10,947,163

	CONSUMER DISCRETIONARY (15.3%)
	Broadcasting & Cable (3.4%)
*	Comcast Corp. - Class A	60,000	1,694,400
*	EchoStar Communications Corp. - Class A	18,200	566,384
	Total Broadcasting & Cable		2,260,784

	Movies & Entertainment (0.6%)
*	Pixar	5,000	394,500

	Restaurants (2.1%)
*	Starbucks Corp.	31,000	1,409,260

	Retail-Catalog (1.3%)
*	InterActiveCorp	41,000	902,820

	Retail-Computer/Electronics (0.2%)
	Garmin, Ltd.	3,500	151,375

	Specialty Stores (7.7%)
*	Amazon.com, Inc.	15,000	612,900
*	Bed Bath & Beyond, Inc.	23,000	853,530
*	eBay, Inc.	32,000	2,942,080
	Staples, Inc.	25,000	745,500
	Total Specialty Stores		5,154,010

	Total Consumer Discretionary		10,272,749

(See "Notes to Financial Statements")
28

	BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004
	(Continued)

		Shares	Value
	HEALTH (13.4%)
	Biotechnology (10.3%)
*	Amgen, Inc.	36,000	$ 2,040,480
*	Biogen Idec, Inc.	24,990	1,528,638
*	Chiron Corp.	18,900	835,380
*	Genzyme Corp.	20,000	1,088,200
*	Gilead Sciences, Inc.	32,000	1,196,160
*	MedImmune, Inc.	10,000	237,000
	Total Biotechnology		6,925,858

	Healthcare-Distribution/Services (0.4%)
*	Patterson Companies, Inc.	4,000	306,240

	Healthcare-Equipment (1.6%)
	Biomet, Inc.	22,350	1,047,768

	Pharmaceuticals (1.1%)
	Teva Pharmaceutical Industries, Ltd., ADR	28,000	726,600

	Total Health		9,006,466

	INDUSTRIAL (4.0%)
	Air Freight & Couriers (0.7%)
	Expeditors International of Washington, Inc.	10,000	517,000

	Airlines (0.2%)
*	Ryanair Holdings, Plc., ADR	5,000	146,000

	Machinery Construction/Farming (1.0%)
	Paccar, Inc.	9,450	653,184

	Services-Diversified/Commercial (2.1%)
*	Apollo Group, Inc. - Class A	10,000	733,700
	Cintas Corp.	16,000	672,640
	Total Services-Diversified/Commercial		1,406,340

	Total Industrial		2,722,524

	CONSUMER STAPLES (1.0%)
	General Merchandise (1.0%)
	Costco Wholesale Corp.	16,000	664,960

	Total Consumer Staples		664,960

(See "Notes to Financial Statements")
29

	BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004
	(Continued)

		Shares	Value
	MATERIALS (0.5%)
	Chemicals (0.5%)
	Sigma-Aldrich Corp.	6,200	$ 359,600

	Total Materials		359,600

	Total Equity Securities
	(Cost: $50,393,139)		63,171,268

	INVESTMENT COMPANIES (5.7%)
*	iShares Dow Jones U.S. Technology Sector Index Fund	12,000	515,640
*	iShares Goldman Sachs Technology Index Fund	11,100	455,211
	NASDAQ-100 Index Tracking Stock	82,100	2,885,815

	Total Investment Companies
	(Cost: $3,934,653)		3,856,666

		Principal
		Amount
	SHORT-TERM SECURITIES (0.4%)
	TIME DEPOSIT (0.4%)
	Brown Brothers Harriman
	1.318%, 10/01/04
	(Cost: $262,000)	$ 262,000	262,000

	TOTAL INVESTMENTS (100.1%)
	(Identified Cost: $54,589,792)		67,289,934

	LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)		(98,453)

	NET ASSETS (100.0%)		$ 67,191,481

*	Non-income producing security.

(See "Notes to Financial Statements")
30

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2004

[Pie Chart Omitted]

	Shares	Value
EQUITY SECURITIES (91.9%)
AUSTRALIA (1.7%)
BHP Billiton, Ltd.	67,128	$ 698,243
BlueScope Steel, Ltd.	45,000	283,583
Coca-Cola Amatil, Ltd.	40,000	203,397
Commonwealth Bank of Australia	18,000	393,626
CSL, Ltd.	14,000	288,002
News Corp., Ltd.	63,000	520,685
QBE Insurance Group, Ltd.	15,000	142,335
Woodside Petroleum, Ltd.	10,000	141,248
Total Australia		2,671,119

AUSTRIA (1.9%)
Bank Austria Creditanstalt	9,722	689,467
Erste Bank der oesterreichischen Sparkassen AG	8,000	332,856
EVN AG	5,113	263,539
Mayr-Melnhof Karton AG	2,500	350,865
OMV AG	1,963	452,258
Telekom Austria AG	27,000	378,264
Voestalpine AG	2,500	141,712
Weinerberger AG	10,000	375,084
Total Austria		2,984,045
(See "Notes to Financial Statements")
31

	BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004
	(Continued)

		Shares	Value
	BELGIUM (2.1%)
	Barco NV	3,000	$ 257,839
	Bekaert NV	7,000	436,873
	Colruyt NV	5,500	771,903
*	Colruyt NV - Rights	5,500	7,309
	Dexia	18,000	336,234
	Electrabel SA	1,200	431,173
	KBC Bankverzekeringsholding	4,500	292,864
*	Mobistar SA	10,500	749,857
	Total Belgium		3,284,052

	BRAZIL (1.7%)
*	Banco Bradesco SA Pfd	3,672	193,554
*	Banco Itau Holding Financeira SA Pfd	1,600,000	177,685
	Banco Itau Holding Financeira SA, ADR	2,200	122,100
	Centrais Eletricas Brasileiras SA - Class B Pfd	15,900,000	236,359
	Centrais Eletricas Brasileiras SA, ADR	16,000	119,902
	Companhia Energetica de Minas Gerais, ADR	14,500	308,125
*	Companhia Vale do Rio Doce, ADR	33,000	741,510
	Petrobras-Petroleo Brasileiro SA, ADR	13,400	427,728
	Petrobras-Petroleo Brasileiro SA, ADR	7,400	260,850
*	Tele Celular Sul Participacoes SA, ADR	490	6,992
	Tele Leste Celular Participacoes SA, ADR	106	1,622
	Telecomunicacoes Brasileiras SA, ADR	5,300	145,750
	Total Brazil		2,742,177

	CANADA (2.7%)
	BCE, Inc.	6,500	139,959
*	Canfor Corp.	30,000	378,096
	EnCana Corp.	5,000	230,532
	Falconbridge, Ltd.	5,500	146,023
*	GSI Lumonics, Inc.	15,000	156,454
*	Inco, Ltd.	3,500	136,620
*	Intertape Polymer Group, Inc.	25,000	187,665
	Magna International, Inc. - Class A	3,200	236,874
	Methanex Corp.	63,700	951,310
	National Bank of Canada	10,000	346,648
*	Nortel Networks Corp.	27,500	93,003
	Petro-Canada	4,000	207,783
	Quebecor, Inc.- Class B	9,700	203,803
	Ritchie Bros. Auctioneers, Inc.	4,000	122,600
*	Ultra Petroleum Corp.	14,000	686,700
	Total Canada		4,224,070

	CZECH REPUBLIC (0.5%)
	Cesky Telecom AS	27,000	358,817
	CEZ AS	49,000	500,720
	Total Czech Republic		859,537
(See "Notes to Financial Statements")
32

	BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004
	(Continued)

		Shares	Value
	DENMARK (1.0%)
	AP Moller-Maersk A/S	42	$ 321,750
	Danisco A/S	6,000	316,443
	Danske Bank A/S	11,300	297,041
*	FLS Industries A/S - Class B	11,000	135,857
	NKT Holding A/S	7,000	160,057
	Novo Nordisk A/S - Class B	3,000	164,230
	Sydbank A/S	1,000	156,886
	Total Denmark		1,552,264

	FRANCE (4.7%)
*	Alcatel SA	13,000	151,934
	Arcelor	19,500	360,379
	Aventis SA	3,235	271,608
	AXA	13,080	264,637
	BNP Paribas SA	12,580	812,467
	Bouygues SA	3,000	112,525
	Carrefour SA	6,400	301,021
	Compagnie Generale des Etablissements Michelin - Class B	8,000	406,581
*	France Telecom SA	15,400	383,684
	Lafarge SA	5,000	437,494
	Renault SA	5,300	433,464
	Sanofi-Aventis	6,746	489,306
	Schneider Electric SA	3,800	245,655
	Societe Generale	5,000	442,462
	Suez SA	13,000	278,680
	Total SA	10,380	2,114,281
	Total France		7,506,178

	GERMANY (4.8%)
	Allianz AG	5,990	601,862
	BASF AG	3,200	187,989
*	Bayerische Hypo-und Vereinsbank AG	30,585	584,233
*	Commerzbank AG	8,500	157,299
	DaimlerChrysler AG	12,000	494,068
	Deutsche Bank AG	13,000	932,431
	Deutsche Post AG	6,000	116,326
*	Deutsche Telekom AG	45,860	848,676
	Douglas Holdings AG	7,000	208,569
	E.ON AG	11,000	809,473
	Man AG	10,000	341,550
	Metro AG	2,500	111,159
	MobilCom AG	33,050	479,031
	Puma AG	4,000	1,068,120
	SAP AG	2,100	327,329
	Siemens AG	5,000	366,390
	Total Germany		7,634,505

(See "Notes to Financial Statements")
33

	BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004
	(Continued)

		Shares	Value
	GREECE (1.6%)
	Alpha Bank AE	16,800	$ 427,745
	Attica Holdings SA	145,000	407,003
	Cosmote Mobile Telecommunications SA	10,000	164,689
	National Bank of Greece SA	22,100	536,887
	OPAP SA	17,500	336,023
	Public Power Corp.	7,270	179,684
	Technical Olympic SA	90,000	413,586
	Total Greece		2,465,617

	HONG KONG (2.9%)
	Bank of East Asia, Ltd.	125,000	350,248
	BOC Hong Kong (Holdings), Ltd.	85,000	155,327
	Cathay Pacific Airways, Ltd.	80,000	136,444
	Cheung Kong Holdings, Ltd.	43,000	369,451
	China Mobile (Hong Kong), Ltd.	90,000	272,953
	China Resources Power Holdings Co., Ltd.	280,000	160,681
	Citic Pacific, Ltd.	100,000	257,116
	CNOOC, Ltd.	400,000	209,027
	Denway Motors, Ltd.	450,000	150,038
	Hang Lung Group, Ltd.	120,000	187,739
	Henderson Land Development Co., Ltd.	50,000	239,162
	Hopewell Holdings, Ltd.	100,000	208,385
	Hutchison Whampoa, Ltd.	25,000	195,562
	Hutchison Whampoa, Ltd. - Rights	333	0
	Kingboard Chemical Holdings, Ltd.	104,000	214,054
	Kingboard Chemical Holdings, Ltd. - Warrants	10,400	0
	Li & Fung, Ltd.	154,000	220,196
	Lianhua Supermarket Holdings, Ltd. - Class H	240,000	284,687
	New World Development Co., Ltd.	50,000	47,127
	PetroChina Co., Ltd.	474,000	253,775
	Sino Land Co., Ltd.	200,000	148,755
	Sun Hung Kai Properties, Ltd.	34,000	320,465
	Swire Pacific, Ltd. - Class A	42,000	292,188
	Total Hong Kong		4,673,380

	HUNGARY (0.3%)
	MOL Magyar Olaj-es Gazipari Rt	10,000	488,473
	Total Hungary		488,473

	INDIA (0.6%)
*	Bharat Forge, Ltd. - Rights	850	4,620
	Grasim Industries, Ltd.	11,850	295,670
	Infosys Technologies, Ltd., ADR	6,120	346,392
	Reliance Industries, Ltd.	34,000	383,017
	Total India		1,029,699

(See "Notes to Financial Statements")
34

	BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004
	(Continued)

		Shares	Value
	INDONESIA (0.7%)
	PT Astra International Tbk	275,000	$ 205,650
	PT Bank Mandiri	1,331,000	210,693
*	PT Indocement Tunggal Prakarsa Tbk	1,347,500	286,859
*^@	PT Lippo Bank Tbk - Certificates of Entitlement	5,580,000	0
	PT Telekomunikasi Indonesia, ADR	24,400	431,636
	Total Indonesia		1,134,838

	ITALY (0.8%)
	Assicurazione Generali SpA	8,000	219,884
	Banca Intesa SpA	31,463	119,576
	ENI SpA	20,000	448,114
	Telecom Italia Mobile SpA	17,500	94,330
	Telecom Italia SpA (Savings Shares)	79,679	182,584
	UniCredito Italiano SpA	30,000	151,276
	Total Italy		1,215,764

	JAPAN (17.7%)
	Amada Co., Ltd.	30,000	156,512
	Asahi Diamond Industrial Co, Ltd.	55,000	283,446
	Asatsu-DK, Inc.	11,000	302,409
	Casio Computer Co., Ltd.	25,000	294,651
	Citizen Electronics Co., Ltd.	6,400	336,796
	Citizen Watch Co., Ltd.	40,000	391,598
	Daiwa Securities Group, Inc.	60,000	379,985
	Eisai Co., Ltd.	25,000	680,488
	Exedy Corp.	18,000	314,386
	Fuji Soft ABC, Inc.	8,000	251,145
	Fujitec Co., Ltd.	60,000	290,705
	Goldcrest Co., Ltd.	12,000	701,175
	Gulliver International Co., Ltd.	6,000	603,729
	Hitachi, Ltd.	40,000	241,709
	Honda Motor Co., Ltd.	12,000	581,409
	Horiba, Ltd.	25,000	329,356
	House Foods Corp.	20,000	270,018
	Hoya Corp.	4,000	419,181
	Ito-Yokado Co., Ltd.	9,000	308,669
*	Janome Sewing Machine Co., Ltd.	100,000	153,337
	KDDI Corp.	200	970,830
	Kuroda Electric Co., Ltd.	11,000	248,015
*	Kuroda Electric Co., Ltd., W/I	11,000	248,015
	Kyocera Corp.	10,000	703,171
	Maeda Road Construction Co., Ltd.	20,000	141,179
	Makita Corp.	22,000	310,593
	Mitsubishi Gas Chemical Co., Inc.	80,000	341,151
	Mitsubishi Tokyo Financial Group, Inc.	80	667,060

(See "Notes to Financial Statements")
35

	BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004
	(Continued)

		Shares	Value
	JAPAN (continued)
	Nikko Cordial Corp.	37,000	$ 150,061
	Nippon Konpo Unyu Soko Co., Ltd.	30,000	292,066
	Nippon Mining Holdings, Inc.	85,000	430,341
	Nippon Oil Corp.	50,000	315,293
	Nippon Telegraph and Telephone Corp.	60	238,987
	Nippon Thompson Co., Ltd.	45,000	273,148
	Nissan Motor Co., Ltd.	35,000	381,073
	Nisshin Steel Co., Ltd.	250,000	553,464
	Nitta Corp.	10,000	160,232
	Nitto Denko Corp.	5,000	230,005
	NIWS Co., Ltd.	60	152,429
	NTT DoCoMo, Inc.	270	458,105
	Onward Kashiyama Co., Ltd.	22,000	305,403
	Pacific Management Corp.	131	512,281
	Park24 Co., Ltd.	14,000	411,559
	Promise Co., Ltd.	4,000	261,670
	Sammy Corp.	26,000	1,273,638
	Sanyo Shinpan Finance Co., Ltd.	15,000	802,976
	Sapporo Holdings, Ltd.	90,000	290,705
	Sony Corp.	14,000	477,612
	Star Micronics Co., Ltd.	20,000	158,962
	Sumitomo Heavy Industries, Ltd.	250,000	739,464
	Sumitomo Mitsui Financial Group, Inc.	120	685,932
	Suzuki Motor Corp.	18,000	294,461
	Takeda Pharmaceutical Co., Ltd.	12,000	544,391
	Toho Pharmaceutical Co., Ltd.	70,000	899,333
	Tokai Carbon Co., Ltd.	50,000	160,595
	Tokyo Electric Power Co., Ltd.	20,000	430,068
	Tostem Inax Holding Corp.	32,000	585,038
	Toyo Tire & Rubber Co., Ltd.	60,000	187,270
	Toyota Motor Corp.	45,000	1,722,996
	Trend Micro, Inc.	16,000	688,110
	TV Asahi Corp.	200	390,147
*	Yahoo Japan Corp.	10	44,459
*	Yahoo Japan Corp., W/I	60	264,574
	Yamada Denki Co., Ltd.	30,000	1,034,342
	Yamaha Motor Co., Ltd.	25,000	378,805
	Total Japan		28,100,713

	MALAYSIA (0.1%)
	Malaysia International Shipping Corp. Berhad	50,000	168,421
	Total Malaysia		168,421

(See "Notes to Financial Statements")
36

	BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004
	(Continued)

		Shares	Value
	MEXICO (1.4%)
	America Movil SA de CV	14,950	$ 583,499
*	America Telecom SA de CV A1	50,000	107,871
	Cemex SA de CV, ADR	13,895	391,005
*	Empresas ICA Sociedad Controladora SA de CV	976,000	332,110
	Grupo Financiero Inbursa SA de CV - Class O	87,000	148,402
	Grupo Televisa SA, ADR	2,100	110,733
	Telefonos de Mexico SA de CV, ADR - Class L	3,600	116,172
	Wal-Mart de Mexico SA de CV - Class V	123,800	420,176
	Total Mexico		2,209,968

	NETHERLANDS (3.3%)
	ABN AMRO Holding NV	30,000	681,485
*	ASML Holding NV	10,000	128,671
	European Aeronautic Defence and Space Co.	10,000	264,919
	Fortis	10,000	237,719
	ING Groep NV	27,000	681,411
	Koninklijke (Royal) KPN NV	25,000	187,232
	Koninklijke (Royal) P&O Nedlloyd NV	6,000	271,104
	Koninklijke (Royal) Philips Electronics NV	17,020	389,800
	Nutreco Holding NV	6,500	203,440
	Oce NV	15,000	234,179
	Randstad Holding NV	18,500	670,009
	Royal Dutch Petroleum Co.	24,000	1,236,138
	Total Netherlands		5,186,107

	NEW ZEALAND (0.9%)
	Auckland International Airport, Ltd.	89,000	429,476
	Contact Energy, Ltd.	105,000	428,624
	Fletcher Building, Ltd.	132,400	534,211
	Total New Zealand		1,392,311

	NORWAY (2.7%)
*	Aker ASA - Class A	12,751	90,734
	DNB NOR ASA	76,500	605,159
*	Fred. Olsen Energy ASA	35,000	369,160
*	Kvaerner ASA	15,000	52,366
	Norsk Hydro ASA	18,500	1,346,654
	Statoil ASA	40,000	573,423
	Tandberg ASA	20,000	180,495
	Telenor ASA	97,500	742,312
*	Yara International ASA	30,000	318,651
	Total Norway		4,278,954

(See "Notes to Financial Statements")
37

	BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004
	(Continued)

		Shares	Value
	PORTUGAL (0.5%)
	Banco Comercial Portugues SA	45,000	$ 97,808
	Brisa-Auto Estradas de Portugal SA	33,000	268,048
	Electricidade de Portugal SA	60,000	175,122
	Portugal Telecom, SGPS SA	27,460	302,514
	Total Portugal		843,492

	RUSSIA (1.0%)
	LUKOIL, ADR	12,500	1,550,000
	Total Russia		1,550,000

	SINGAPORE (3.7%)
*	Capitacommercial Trust	38,000	26,408
	Capitaland, Ltd.	190,000	202,008
	Creative Technology, Ltd.	20,000	220,955
	DBS Group Holdings, Ltd.	130,000	1,235,448
	Elec & Eltek International Co., Ltd.	70,000	200,900
	GP Batteries International, Ltd.	175,000	332,621
	Jardine Cycle & Carriage, Ltd.	52,000	254,811
	Keppel Corp., Ltd.	75,000	351,924
	Keppel Land, Ltd.	150,000	169,280
	Neptune Orient Lines, Ltd.	260,000	435,495
	Oversea-Chinese Banking Corp., Ltd.	55,000	457,353
	People's Food Holdings, Ltd.	250,000	172,250
	Singapore Airlines, Ltd.	60,000	388,453
	Singapore Press Holdings, Ltd.	63,750	179,481
	Singapore Telecommunications, Ltd.	234,000	325,232
	United Overseas Bank, Ltd.	110,000	895,106
	Wheelock Properties (S), Ltd.	58,000	79,924
	Total Singapore		5,927,649

	SOUTH KOREA (1.5%)
	Daelim Industrial Co., Ltd.	17,000	730,786
	Hana Bank	9,000	214,155
	Honam Petrochemical Corp.	11,000	435,606
	INI Steel Co.	15,000	166,739
	Korea Zinc Co., Ltd.	11,000	203,951
	Posco	1,500	223,404
	Samsung Electronics Co., Ltd.	1,000	397,742
	Total South Korea		2,372,383

(See "Notes to Financial Statements")
38

	BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004
	(Continued)

		Shares	Value
	SPAIN (2.3%)
	Aldeasa SA	12,000	$ 368,874
*	Antena 3 de Television SA	314	18,688
	Banco Bilbao Vizcaya Argentaria SA	37,066	510,079
	Banco Popular Espanol SA	2,500	138,918
	Banco Santander Central Hispano SA	30,000	292,864
	Enagas	20,000	239,209
	Iberdrola SA	20,000	414,828
	Promotora de Informaciones SA (Prisa)	20,000	368,874
	Repsol YPF SA	20,000	439,171
	Telefonica SA	62,890	941,218
	Total Spain		3,732,723

	SWEDEN (2.7%)
	AB SKF - Class B	11,000	417,777
	ForeningsSparbanken AB	24,000	499,437
	Hennes & Mauritz AB - Class B	12,000	330,485
	Nordea Bank AB	63,000	514,890
	Skanska AB - Class B	21,000	218,504
	Svenska Handelsbanken AB - Class A	21,000	439,892
*	Telefonaktiebolaget LM Ericsson - Class B	370,000	1,148,595
	TeliaSonera AB	48,000	233,400
	Volvo AB - Class B	14,000	494,217
	Total Sweden		4,297,197

	SWITZERLAND (6.5%)
*	Credit Suisse Group	26,277	838,583
*	Georg Fischer AG	3,000	747,177
	Nestle SA	6,000	1,374,229
	Novartis AG	35,702	1,664,016
	Phoenix Mecano AG	1,210	327,040
	Roche Holding AG	9,133	943,507
	Sika AG	1,000	576,600
*	Sulzer AG	1,600	479,218
*	Swiss Re	8,000	460,319
*	Syngenta AG	2,500	238,248
	UBS AG	18,787	1,322,477
	Zehnder Group AG	750	780,812
*	Zurich Financial Services AG	3,948	562,780
	Total Switzerland		10,315,006

	THAILAND (1.3%)
*	Aromatics (Thailand) Public Co., Ltd.	184,600	301,331
	Bangkok Expressway Public Co., Ltd.	306,200	178,361
	PTT Exploration and Production Public Co., Ltd.	146,400	1,060,229
	Siam Cement Public Co., Ltd.	43,400	249,347
	Thai Airways International Public, Co. Ltd.	200,700	231,392
	Total Thailand		2,020,660
(See "Notes to Financial Statements")
39

	BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
	SCHEDULE OF INVESTMENTS
	SEPTEMBER 30, 2004
	(Continued)

		Shares	Value
	TURKEY (1.8%)
	Akbank TAS	37,500,000	$ 169,379
	Aksigorta AS	59,500,000	189,704
*	Brisa Bridgestone Sabanci Lastik San Ve Tic AS	4,683,000	174,193
	Eregli Demir ve Celik Fabrikalari TAS	54,000,000	197,277
	Ford Otomotiv Sanayi AS	27,000,000	211,624
	Hurriyet Gazetecilik	127,500,000	230,779
*	Is Gayrimenkul Yatirim Ortakligi AS	220,000,000	346,330
*	Tofas Turk Otomobil Fabrikasi AS	100,000,000	239,123
	Trakya Cam Sanayii AS	100,000,000	252,408
	Turkcell Iletisim Hizmetleri AS	42,584,635	189,516
*	Turkiye Garanti Bankasi AS	94,000,000	315,311
	Turkiye Is Bankasi	50,600,000	184,856
*	Vestel Electronik Sanayi ve Ticaret AS	47,500,000	184,573
	Total Turkey		2,885,073

	UNITED KINGDOM (16.5%)
	AstraZeneca, Plc.	18,085	741,237
	Aviva, Plc.	67,000	663,788
	Barclays, Plc.	150,000	1,438,592
	BHP Billiton, Plc.	120,000	1,262,704
	Big Food Group, Plc.	125,000	220,539
	BP, Plc.	250,600	2,392,071
	BP, Plc., ADR	5,000	287,650
*	British Airways, Plc.	70,000	262,837
	British Land Co., Plc.	50,000	673,153
	BT Group, Plc.	75,000	243,950
*	Cairn Energy, Plc.	16,000	419,816
*	Corus Group, Plc.	350,000	323,005
	Enterprise Inns, Plc.	60,400	622,992
	George Wimpey, Plc.	53,000	385,543
	GlaxoSmithKline, Plc.	39,044	841,466
	HBOS, Plc.	18,800	253,786
	Hilton Group, Plc.	120,000	600,952
	HMV Group, Plc.	100,000	413,030
	HSBC Holdings, Plc.	157,500	2,499,486
	Inchcape, Plc.	30,000	846,327
	Laird Group, Plc.	50,000	324,814
	Man Group, Plc.	30,000	645,466
	Marks & Spencer Group, Plc.	45,000	279,304
*	mmO2, Plc.	175,000	311,130
	National Grid Transco, Plc.	70,000	590,592
	Northumbrian Water Group, Plc.	175,000	467,882
	Persimmon, Plc.	40,000	478,807
*	Premier Oil, Plc.	42,000	480,327
	Reuters Group, Plc.	40,000	225,470

(See "Notes to Financial Statements")
40

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2004
(Continued)

	Shares	Value
UNITED KINGDOM (continued)
Royal Bank of Scotland Group, Plc.	41,200	$ 1,189,873
SABMiller, Plc.	80,000	1,056,053
Sage Group, Plc.	135,000	396,359
Shell Transport & Trading Co., Plc.	67,700	496,764
Somerfield, Plc.	125,000	283,873
Taylor Woodrow, Plc.	75,000	357,273
Tesco, Plc.	90,000	464,557
United Utilities, Plc.	30,000	301,562
Vodafone Group, Plc.	907,441	2,171,624
Xstrata, Plc.	20,000	328,795
Total United Kingdom		26,243,449

Total Equity Securities
(Cost: $120,417,486)		145,989,824

INVESTMENT COMPANIES (6.4%)
BRAZIL (0.6%)
iShares MSCI Brazil Index Fund	54,100	1,003,555

FRANCE (1.0%)
iShares MSCI France Index Fund	74,700	1,579,158

GERMANY (0.7%)
iShares MSCI Germany Index Fund	67,500	1,064,475

ITALY (0.5%)
iShares MSCI Italy Index Fund	33,100	707,347

JAPAN (0.9%)
iShares MSCI Japan Index Fund	149,300	1,448,210

SINGAPORE (0.5%)
iShares MSCI Singapore Index Fund	104,000	707,200

UNITED KINGDOM (2.2%)
iShares MSCI United Kingdom Index Fund	218,000	3,559,940

Total Investment Companies
(Cost: $7,890,725)		10,069,885
	Principal
	Amount
SHORT-TERM SECURITIES (1.6%)
TIME DEPOSIT (1.6%)
Brown Brothers Harriman
1.318%, 10/01/04
(Cost: $2,501,000)	$ 2,501,000	2,501,000

(See "Notes to Financial Statements")
41

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2004
(Continued)

Value
TOTAL INVESTMENTS (99.9%)
	(Identified Cost: $130,809,211)	$ 158,560,709

	OTHER ASSETS LESS LIABILITIES: (0.1%)	234,864

	NET ASSETS: (100.0%)	$ 158,795,573

ADR	American Depositary Receipt

W/I	When Issued

*	Non-income producing security.

^	Illiquid security. On September 30, 2004, this security was valued at $0 or 0.0% of net assets.

@	Fair valued using procedures approved by the Board of Directors (Note 1).

(See "Notes to Financial Statements")
42

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
INDUSTRY CLASSIFICATIONS
SEPTEMBER 30, 2004

Industry	Percent of Net Assets
Banking	13.6%
Energy Sources	11.3
Telecommunications	9.1
Health & Personal Care	4.7
Merchandising	4.0
Financial Services	3.8
Utilities - Electrical & Gas	3.5
Machinery & Engineering	3.4
Electronic Components & Instruments	3.4
Automobiles	3.2
Business & Public Service	3.1
Construction & Housing	2.4
Real Estate	2.4
Chemicals	2.4
Building Materials & Components	2.1
Insurance	2.0
Metals-Steel	1.9
Food & Household Products	1.7
Broadcasting & Publishing	1.4
Metals-Non Ferrous	1.3
Recreation & Other Consumer Goods	1.0
Industrial Components	1.0
Transportation-Shipping	1.0
Leisure & Tourism	1.0
Beverages & Tobacco	1.0
Textiles & Apparel	0.9
Appliances & Household Durables	0.9
Wholesale & International Trade	0.8
Multi-Industry	0.7
Transportation-Airlines	0.6
Transportation-Road & Rail	0.6
Forestry & Paper Products	0.5
Electrical & Electronics	0.4
Energy Equipment & Services	0.3
Data Processing & Reproduction	0.2
Aerospace & Military Technology	0.2
Miscellaneous-Materials & Commodities	0.1
Total Investments in Equity Securities	91.9
Investment Companies	6.4
Time Deposit	1.6
Other Assets/Liabilities	0.1
Net Assets	100.0%

(See "Notes to Financial Statements")
43

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2004

[Pie Chart Omitted]

	Country of	Par Value
	Origin	(Local Currency)	Value
FIXED INCOME SECURITIES (92.8%)

BRITISH POUND (4.5%)
Glaxo Wellcome, Plc.
8.750%, 12/01/05	United Kingdom	800,000	$ 1,505,250

National Westminster Bank, Plc.
7.875%, 09/09/15	United Kingdom	500,000	1,078,323
Total British Pound			2,583,573

CANADIAN DOLLAR (2.2%)
Government of Canada
6.000%, 06/01/08	Canada	1,500,000	1,275,951
Total Canadian Dollar			1,275,951

EURO (7.6%)
Casino Guichard-Perrachon SA
6.000%, 03/06/08	France	2,000,000	2,672,906

(See "Notes to Financial Statements")
44

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2004
(Continued)

	Country of	Par Value
	Origin	(Local Currency)	Value
EURO (continued)
Republic of Italy
7.250%, 11/01/26	Italy	1,000,000	$ 1,684,084
Total Euro			4,356,990

JAPANESE YEN (4.2%)
Fannie Mae
1.750%, 03/26/08	United States	250,000,000	2,375,298
Total Japanese Yen			2,375,298

NEW ZEALAND DOLLAR (1.2%)
International Finance Corp.
6.750%, 07/15/09	Supranational Bank	1,000,000	682,329
Total New Zealand Dollar			682,329

SWEDISH KRONA (2.0%)
Swedish Government
5.000%, 01/28/09	Sweden	8,000,000	1,157,558
Total Swedish Krona			1,157,558

UNITED STATES DOLLAR (71.1%)
Affiliated Managers Group, Inc.
5.406%, 11/17/06	United States	500,000	507,477

Allied Waste North America, Inc. - Series B
8.875%, 04/01/08	United States	500,000	545,000

Bank of America Corp.
7.400%, 01/15/11	United States	1,000,000	1,166,939

Bear Stearns Co., Inc.
7.800%, 08/15/07	United States	1,100,000	1,230,654

Chubb Corp.
6.150%, 08/15/05	United States	1,000,000	1,028,231

Compaq Computer Corp.
7.650%, 08/01/05	United States	1,000,000	1,041,887

ConAgra Foods, Inc.
9.875%, 11/15/05	United States	1,000,000	1,070,604

Cordant Technologies, Inc.
6.625%, 03/01/08	United States	555,000	610,701

(See "Notes to Financial Statements")
45

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2004
(Continued)

	Country of	Par Value
	Origin	(Local Currency)	Value
UNITED STATES DOLLAR (continued)
Dominion Resources, Inc. - Series B
7.625%, 07/15/05	United States	1,000,000	$ 1,038,518

Dow Jones CDX HY 3
8.000%, 12/29/09	United States	750,000	752,344

Fannie Mae
6.625%, 11/15/10	United States	1,000,000	1,138,844

Fannie Mae
6.625%, 11/15/30	United States	500,000	584,796

Fannie Mae
7.056%, 04/25/34	United States	708,000	707,226

Federal Home Loan Bank
5.875%, 02/15/11	United States	1,000,000	1,093,308

Federal Home Loan Bank
4.000%, 04/10/15	United States	1,000,000	994,525

Ford Motor Co.
8.875%, 01/15/22	United States	500,000	554,747

Freddie Mac
5.200%, 09/27/12	United States	1,000,000	1,000,281

Freddie Mac FHR 1599 F
3.403%, 10/15/23 Floating Rate Note	United States	484,291	504,557

Freddie Mac FHR 1686 B
0.000%, 02/15/24 PO	United States	1,170,487	1,053,804

Freddie Mac FHR 2677 SP
8.480%, 08/15/33 Inverse Floater	United States	990,705	898,343

Freddie Mac FHR 2785 GD
4.500%, 10/15/33 SEQ	United States	727,999	727,532

Freddie Mac FHR 2693 AS
14.000%, 10/15/33 Inverse Floater	United States	531,130	519,583

Gabelli Asset Management, Inc.
5.500%, 05/15/13	United States	500,000	494,369

(See "Notes to Financial Statements")
46

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2004
(Continued)

	Country of	Par Value
	Origin	(Local Currency)	Value
UNITED STATES DOLLAR (continued)
General Electric Capital Corp.
6.500%, 12/10/07	United States	1,000,000	$ 1,091,759

Georgia-Pacific Corp.
8.125%, 05/15/11	United States	250,000	290,000

Government National Mortgage Association GNR 2002-40 FM
3.111%, 04/20/31 Floating Rate Note	United States	693,576	694,001

Government National Mortgage Association GNR 2003-83 S
17.311%, 09/16/33 Inverse Floater	United States	546,419	558,451

Government National Mortgage Association GNR 2003-112 SC
6.932%, 12/16/33 Inverse Floater	United States	88,918	89,170

Government National Mortgage Association GNR 2004-37 OA
0.000%, 04/17/34 PO	United States	1,745,758	1,081,825

Government National Mortgage Association GNR 2004-22 SI
8.000%, 04/20/34 Inverse Floater	United States	469,589	475,593

Hertz Corp.
7.625%, 08/15/07	United States	1,000,000	1,078,490

HMH Properties, Inc. - Series B
7.875%, 08/01/08	United States	126,000	130,252

Honeywell International, Inc.
9.065%, 06/01/33	United States	594,000	842,119

Inter-American Development Bank
5.375%, 11/18/08	Supranational Bank	2,000,000	2,154,516

LCI International, Inc.
7.250%, 06/15/07	United States	500,000	456,250

Nash Finch Co. - Series B
8.500%, 05/01/08	United States	500,000	516,875

Pfizer, Inc.
5.625%, 02/01/06	United States	500,000	519,620

Republic Services, Inc.
6.750%, 08/15/11	United States	500,000	561,292

(See "Notes to Financial Statements")
47

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2004
(Continued)

	Country of
	Origin	Shares	Value
UNITED STATES DOLLAR (continued)
SUSA Partnership, LP
7.500%, 12/01/27	United States	1,000,000	$ 1,184,171

TCI Communications Finance, Inc.
9.650%, 03/31/27	United States	1,000,000	1,176,059

U.S. Treasury Bonds
4.375%, 08/15/12	United States	1,000,000	1,031,251

U.S. Treasury Bonds
4.250%, 11/15/13	United States	500,000	506,602

U.S. Treasury Bonds
6.250%, 05/15/30	United States	1,250,000	1,483,985

U.S. Treasury Notes
4.625%, 05/15/06	United States	2,000,000	2,069,766

U.S. Treasury Notes
3.250%, 08/15/08	United States	2,100,000	2,110,584

U.S. Treasury Notes Inflation - Indexed
4.250%, 01/15/10	United States	1,000,000	1,306,280
Total United States Dollar			40,673,181

Total Fixed Income Securities
(Cost: $48,910,762)			53,104,880

INVESTMENT COMPANIES (3.6%)
iShares GS$ InvesTopTM Corporate
Bond Fund (Cost: $1,991,938)	United States	18,200	2,034,032

PREFERRED STOCK (2.6%)
Public Storage, Inc. - Series A, Prfd	United States	26,000	733,200

Regency Centers Corp., Prfd	United States	28,000	740,040

Total Preferred Stock
(Cost: $1,481,140)			1,473,240
		Principal
		Amount
SHORT-TERM SECURITIES (0.9%)
TIME DEPOSIT (0.9%)
Wells Fargo
1.318%, 10/01/04
(Cost: $517,000)		$ 517,000	517,000
(See "Notes to Financial Statements")
48

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2004
(Continued)

Value
TOTAL INVESTMENTS (99.9%)
(Identified Cost: $52,900,840)	$ 57,129,152

OTHER ASSETS LESS LIABILITIES (0.1%)	71,284

NET ASSETS (100.0%)	$ 57,200,436

(See "Notes to Financial Statements")
49

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004

	COGNITIVE	ENHANCED
	VALUE	GROWTH
	FUND	FUND
Assets
Investments, at value	$ 3,379,391	$ 67,289,934
Cash	690	618
Receivables:
Portfolio securities sold	--	--
Dividend, interest and recoverable foreign taxes receivable	80,370	284
Fund shares sold	--	--
Prepaid expenses	1,590	1,590
Total assets	73,462,041	67,292,426

Liabilities
Payables:
Portfolio securities purchased	--	--
Advisory fees (Note 3)	44,561	41,243
Fund shares redeemed	--	63
Accrued expenses and other liabilities	74,069	59,639
Net unrealized depreciation of forward foreign currency exchange contracts (Note 7)	--	--
Total liabilities	118,630	100,945
Net Assets	$ 73,343,411	$ 67,191,481
Shares of capital stock issued and outstanding	5,732,839	8,512,473
Net asset value, offering and redemption price per share	$ 12.79	$ 7.89
Shares authorized	1,000,000,000	1,000,000,000
Par Value	no par	no par

Net assets consist of:
Capital paid-in	$ 55,415,480	$ 75,021,279
Undistributed net investment income (loss)	43,583	(382,082)
Accumulated net realized gain (loss) on investments and foreign currencies transactions	7,217,196	(20,147,858)
Net unrealized appreciation (depreciation):
Investments	10,667,152	12,700,142
Foreign currency translation	--	--
	$ 73,343,411	$ 67,191,481
Investments, at cost	$ 62,712,239	$ 54,589,792

(See "Notes to Financial Statements")
50

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004

	INTERNATIONAL	BOND
	EQUITY	OPPORTUNITY
	FUND	FUND
Assets
Investments, at value	$ 158,560,709	$ 57,129,152
Cash	779	261
Receivables:
Portfolio securities sold	2,082,471	--
Dividend, interest and recoverable foreign taxes receivable	474,766	807,643
Fund shares sold	25,000	--
Prepaid expenses	2,248	1,601
Total assets	161,145,973	57,938,657

Liabilities
Payables:
Portfolio securities purchased	2,074,995	532,472
Advisory fees (Note 3)	122,367	28,167
Fund shares redeemed	--	--
Accrued expenses and other liabilities	153,038	57,776
Net unrealized depreciation of forward foreign currency exchange contracts (Note 7)	--	119,806
Total liabilities	2,350,400	738,221
Net Assets	$ 158,795,573	$ 57,200,436
Shares of capital stock issued and outstanding	27,422,303	7,407,532
Net asset value, offering and redemption price per share	$ 5.79	$ 7.72
Shares authorized	100,000,000	100,000,000
Par Value	$ 0.0001	no par

Net assets consist of:
Capital paid-in	$ 150,313,662	$ 55,764,026
Undistributed net investment income (loss)	1,244,824	(775,391)
Accumulated net realized gain (loss) on investments and foreign currencies transactions	(20,518,808)	(1,889,643)
Net unrealized appreciation (depreciation):
Investments	27,751,498	4,228,312
Foreign currency translation	4,397	(126,868)
	$ 158,795,573	$ 57,200,436
Investments, at cost	$ 130,809,211	$ 52,900,840

(See "Notes to Financial Statements")
50

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2004

	COGNITIVE	ENHANCED
	VALUE	GROWTH
	FUND	FUND
Investment Income
Dividends (net of foreign taxes withheld of $0, $1,049, $385,868 and $0, respectively)	$ 873,784	$ 182,721
Interest	4,225	3,078
Total income	878,009	185,799

Expenses
Advisory fee (Note 3)	550,180	518,005
Custodian fees	70,057	33,374
Professional fees	51,654	57,063
Administrative service fees	75,000	75,000
Transfer agent fees	43,226	42,490
Director fees and expenses (Note 3)	23,602	23,588
Shareholder reports	3,355	3,355
Other	17,352	13,228
Total expense	834,426	766,103
Net investment income (loss)	43,583	(580,304)

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions
Net realized gain (loss) on investments and foreign currency transactions	12,565,137	1,190,181
Net change in unrealized gain (loss) on investments and foreign currency transactions	2,821,107	6,128,076
Net gain (loss) on investments and foreign currency transactions	15,386,244	7,318,257
Net increase in net assets resulting from operations	$ 15,429,827	$ 6,737,953

(See "Notes to Financial Statements")
51

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2004

	INTERNATIONAL	BOND
	EQUITY	OPPORTUNITY
	FUND	FUND
Investment Income
Dividends (net of foreign taxes withheld of $0, $1,049, $385,868 and $0, respectively)	$ 3,406,076	$ 200,568
Interest	18,325	2,630,684
Total income	3,424,401	2,831,252

Expenses
Advisory fee (Note 3)	1,434,464	343,904
Custodian fees	297,555	46,141
Professional fees	112,384	37,528
Administrative service fees	94,671	75,000
Transfer agent fees	44,210	43,379
Director fees and expenses (Note 3)	21,000	24,895
Shareholder reports	3,333	3,447
Other	25,451	14,365
Total expense	2,033,068	588,659
Net investment income (loss)	1,391,333	2,242,593

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions
Net realized gain (loss) on investments and foreign currency transactions	10,878,972	(797,727)
Net change in unrealized gain (loss) on investments and foreign currency transactions	15,991,190	(130,657)
Net gain (loss) on investments and foreign currency transactions	26,870,162	(928,384)
Net increase in net assets resulting from operations	$ 28,261,495	$ 1,314,209

(See "Notes to Financial Statements")
51

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED SEPTEMBER 30

	COGNITIVE		ENHANCED
	VALUE		GROWTH
	FUND		FUND

Increase (Decrease) in Net Assets	2004	2003	2004	2003

Operations:
Net investment income (loss)	$ 43,583	$ (45,870)	$ (580,304)	$ (605,211)
Net realized gain (loss) on investments and
foreign currency transactions	12,565,137	(5,347,941)	1,190,181	(14,459,928)
Net change in unrealized gain (loss) on
investments and foreign currency
transactions	2,821,107	19,691,714	6,128,076	40,274,004
Net increase resulting from operations	15,429,827	14,297,903	6,737,953	25,208,865

Distributions to Stockholders from:
Net investment income	--	(54,846)	--	--
Net realized gains	--	(70,594)	--	--
Total distributions	--	(125,440)	--	--
From Share Transaction:
Proceeds from shares sold	7,027,005	12,136,511	10,169,845	12,629,876
Value of distributions reinvested	--	118,544	--	--
Cost of shares redeemed	(26,214,275)	(6,429,881)	(24,750,145)	(12,475,460)
Net increase (decrease) from fund
share transactions	(19,187,270)	5,825,174	(14,580,300)	154,416
Total increase (decrease) in net assets	(3,757,443)	19,997,637	(7,842,347)	25,363,281
Net Assets
Beginning of year	77,100,854	57,103,217	75,033,828	49,670,547
End of year	$ 73,343,411	$ 77,100,854	$ 67,191,481	$ 75,033,828
Undistributed net investment income (loss)	$ 43,583	$ --	$ (382,082)	$ --

Number of Fund Shares
Sold	574,788	1,225,034	1,287,892	1,921,982
Issued for distributions reinvested	--	13,670	--	--
Redeemed	(2,140,654)	(715,213)	(3,010,838)	(2,045,358)
Net increase (decrease) in share activity	(1,565,866)	523,491	(1,722,946)	(123,376)

(See "Notes to Financial Statements")
52

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED SEPTEMBER 30

	INTERNATIONAL		BOND
	EQUITY		OPPORTUNITY
	FUND		FUND

Increase (Decrease) in Net Assets	2004	2003	2004	2003

Operations:
Net investment income (loss)	$ 1,391,333	$ 1,352,637	$ 2,242,593	$ 2,873,879
Net realized gain (loss) on investments and
foreign currency transactions	10,878,972	(2,225,930)	(797,727)	540,698
Net change in unrealized gain (loss) on
investments and foreign currency
transactions	15,991,190	27,331,044	(130,657)	223,886
Net increase resulting from operations	28,261,495	26,457,751	1,314,209	3,638,463

Distributions to Stockholders from:
Net investment income	(1,338,916)	(462,607)	(1,187,343)	(1,595,754)
Net realized gains	--	--	--	--
Total distributions	(1,338,916)	(462,607)	(1,187,343)	(1,595,754)
From Share Transaction:
Proceeds from shares sold	33,374,287	17,890,410	5,261,403	12,038,050
Value of distributions reinvested	1,017,183	353,413	907,634	1,237,071
Cost of shares redeemed	(16,539,191)	(21,592,846)	(13,764,746)	(27,966,082)
Net increase (decrease) from fund
share transactions	17,852,279	(3,349,023)	(7,595,709)	(14,690,961)
Total increase (decrease) in net assets	44,774,858	22,646,121	(7,468,843)	(12,648,252)
Net Assets
Beginning of year	114,020,715	91,374,594	64,669,279	77,317,531
End of year	$ 158,795,573	$ 114,020,715	$ 57,200,436	$ 64,669,279
Undistributed net investment income (loss)	$ 1,244,824	$ 1,324,090	$ (775,391)	$(1,001,115)

Number of Fund Shares
Sold	6,396,704	4,395,320	695,095	1,608,143
Issued for distributions reinvested	190,128	91,933	120,207	168,309
Redeemed	(2,944,566)	(5,402,979)	(1,815,460)	(3,706,328)
Net increase (decrease) in share activity	3,642,266	(915,726)	(1,000,158)	(1,929,876)

(See "Notes to Financial Statements")
52

BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:
	For the Periods Ended September 30,

	2004	2003	2002	2001*
Net asset value, beginning of period	$ 10.56	$ 8.43	$ 8.84	$ 10.00

Income from Investment Operations:

Net investment income (loss)	0.01	(0.01)	0.01	-	#
Net realized/unrealized gain (loss) on
investments and foreign currency
transactions	2.22	2.16	(0.41)	(1.16)

Total from investment operations	2.23	2.15	(0.40)	(1.16)

Less Distributions:

From net investment income	-	(0.01)	(0.01)	-
From net realized gains	-	(0.01)	-	-

Total distributions	-	(0.02)	(0.01)	-

Net asset value, end of period	$ 12.79	$ 10.56	$ 8.43	$ 8.84

Total Return	21.12%	25.55%	(4.55%)	(11.60%)

Ratios/Supplemental Data:

Net Assets, end of period (millions)	$73.3	$77.1	$57.1	$61.5

Ratio of expenses to average net assets	1.14%	1.17%	1.11%	1.33%	**

Ratio of net investment income (loss) to
average net assets	0.06%	(0.07%)	0.07%	0.11%	**

Portfolio turnover rate	76%	65%	51%	31%

* From commencement of operations on May 30, 2001.
# Amount represents less than $0.01 per share.
** Ratios for periods less than one year have been annualized.

(See "Notes to Financial Statements")
53

BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:
	For the Periods Ended September 30,

	2004	2003	2002	2001*
Net asset value, beginning of period	$ 7.33	$ 4.80	$ 6.50	$ 10.00

Income from Investment Operations:

Net investment income (loss)	(0.07)	(0.06)	(0.08)	(0.04)
Net realized/unrealized gain (loss) on
investments and foreign currency
transactions	0.63	2.59	(1.62)	(3.46)

Total from investment operations	0.56	2.53	(1.70)	(3.50)

Net asset value, end of period	$ 7.89	$ 7.33	$ 4.80	$ 6.50

Total Return	7.64%	52.71%	(26.15%)	(35.00%)

Ratios/Supplemental Data:

Net Assets, end of period (millions)	$67.2	$75.0	$49.7	$44.9

Ratio of expenses to average net assets	1.11%	1.15%	1.18%	1.40%	**

Ratio of net investment income (loss) to
average net assets	(0.84%)	(0.97%)	(1.09%)	(1.24%)	**

Portfolio turnover rate	14%	62%	18%	5%

* From commencement of operations on May 30, 2001.
** Ratios for periods less than one year have been annualized.

(See "Notes to Financial Statements")
54

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the year:
	For the Years Ended September 30,

	2004	2003		2002	2001	2000
Net asset value, beginning of year	$ 4.79	$ 3.70		$ 4.27	$ 6.69	$ 6.89

Income from Investment Operations:

Net investment income (loss)	0.05	0.06		0.03	0.02	-	#
Net realized/unrealized gain (loss) on
investments and foreign currency
transactions	1.00	1.05		(0.60)	(1.83)	0.47

Total from investment operations	1.05	1.11		(0.57)	(1.81)	0.47

Less Distributions:

From net investment income	(0.05)	(0.02)		-	(0.01)	(0.02)
From net realized gains	-	-	#	-	(0.60)	(0.65)

Total distributions	(0.05)	(0.02)		-	(0.61)	(0.67)

Net asset value, end of year	$ 5.79	$ 4.79		$ 3.70	$ 4.27	$ 6.69

Total Return	21.95%	30.12%		(13.35%)	(29.43%)	6.10%

Ratios/Supplemental Data:

Net Assets, end of year (millions)	$158.8	$114.0		$91.4	$101.4	$152.9

Ratio of expenses to average net assets	1.35%	1.37%		1.34%	1.44%	1.37%

Ratio of net investment income (loss) to
average net assets	0.92%	1.38%		0.59%	0.44%	(0.01%)

Portfolio turnover rate	69%	39%		69%	90%	101%

# Amount represents less than $0.01 per share.

(See "Notes to Financial Statements")
55

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the year:
	For the Years Ended September 30,

	2004	2003	2002+	2001	2000
Net asset value, beginning of year	$ 7.69	$ 7.48	$ 7.14	$ 7.34	$ 7.85

Income from Investment Operations:

Net investment income (loss)	0.30	0.29	0.32	0.50	0.29
Net realized/unrealized gain (loss) on
investments and foreign currency
transactions	(0.11)	0.08	0.13	0.19	(0.55)

Total from investment operations	0.19	0.37	0.45	0.69	(0.26)

Less Distributions:

From net investment income	(0.16)	(0.16)	(0.11)	(0.89)	(0.25)

Total distributions	(0.16)	(0.16)	(0.11)	(0.89)	(0.25)

Net asset value, end of year	$ 7.72	$ 7.69	$ 7.48	$ 7.14	$ 7.34

Total Return	2.52%	5.06%	6.33%	10.38%	(3.52%)

Ratios/Supplemental Data:

Net assets, end of year (millions)	$57.2	$64.7	$77.3	$103.5	$67.1

Ratio of expenses to average net assets	1.03%	0.97%	0.89%	0.99%	1.22%

Ratio of net investment income (loss) to
average net assets	3.91%	4.11%	4.33%	4.42%	3.79%

Portfolio turnover rate	49%	31%	68%	130%	34%

+ As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and changed its method of amortization. The effect of this change for the Fund for the year ended September 30, 2002 on investment income and net realized and unrealized gain and losses was less than $0.01 per share. The effect of the change on the ratio of net investment income to average net assets was a change of 4.33% from 4.31%. Per share, ratios and supplemental data for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(See "Notes to Financial Statements")
56

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC. NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2004

Note 1 - Organization and Summary of Significant Accounting Policies

The Bailard, Biehl & Kaiser Cognitive Value Fund (“Value Fund”), the Bailard, Biehl & Kaiser Enhanced Growth Fund (“Growth Fund”), the Bailard, Biehl & Kaiser International Equity Fund (“Equity Fund”) and the Bailard, Biehl & Kaiser Bond Opportunity Fund (“Bond Fund”), each a “Fund” and collectively the “Funds,” are each a series of the Bailard, Biehl & Kaiser Opportunity Fund Group, Inc., (“Opportunity Fund Group”), a Maryland corporation organized in June 1990 and registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.

The following significant accounting policies are followed by the Funds in the preparation of their financial statements and are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation
Each listed equity security and each equity security traded on the NASDAQ National Market is valued at the closing price, or if the closing price is not the last sale price or no sale is reported, at the mean of the closing bid and asked prices. Other equity securities are valued at the mean of the closing bid and asked prices quoted on the over-the-counter market.

Debt securities are valued at prices provided by one or more pricing services, or one or more bona fide market-makers, as of the closing of the relevant market. Short-term securities with remaining maturities of 60 days or less are carried at amortized cost.

Prices are generally taken from the primary market in which the security is traded. In the absence of readily available market quotations, including circumstances where significant events would indicate the market quotation of a security is not reliable, securities are valued at fair value as determined in good faith under procedures established by the Board of Directors. Such circumstances include, but are not limited to, suspensions of trading, war, natural disasters, government actions, significant market fluctuations (such as those caused by the release of news after the closing of a foreign market), corporate actions and announcements, regulatory developments and litigation. In such circumstances, a Fund may consider a variety of factors in determining the fair value of its securities, which value may differ from market quotations. For example, if a significant event is deemed to affect the price of all securities in a geographic region or a specific country after the close of local markets but before the calculation of the Fund's NAV, the investment adviser’s Pricing Committee may increase or reduce the price for all of a Fund's securities in that country or region on the basis of price movements in various instruments, including but not limited to, exchange traded funds, currencies, ADRs, closed-end funds or foreign securities traded on other foreign markets. In addition, on days when a market volatility trigger is reached, the prices of the securities held by the Equity Fund will be adjusted by fair value factors provided by a third-party vendor. Fair valuations may reduce the opportunities for short-term traders to exploit, at the expense of a Fund's other stockholders, the possibility that the last readily available market prices are not current.

The Value Fund invests in small cap stocks, which have specific risks. These risks include, but are not limited to, greater volatility than investments in larger capitalization stocks. The Growth Fund invests primarily in the high technology sector and may invest in private placements and initial public offerings. Each of these investment strategies has specific risks. These risks include, but are not limited to, sector concentration risk in a volatile sector and the risk of investing in private or newly public, unseasoned companies. The Equity Fund and the Bond Fund invest in international securities in developed and emerging market countries, which have specific risks. These risks include, but are not limited to, changes in currency exchange rates, lack of accurate public information and the higher risks that accompany investing in securities of issuers located in emerging market countries. The Bond Fund invests primarily in debt securities, which have specific risks. These risks include, but are not limited to, interest rate risk

57

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC. NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2004 (Continued)
Note 1 - Continued

(the risk that rising interest rates will cause bond prices to fall). For more information about these and other risks, please see the Funds’ prospectus.

Foreign Currency
The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the mean of the bid and asked prices for the underlying currencies as of 11:00 a.m. New York time. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the date of the respective transactions.

The Equity and Bond Funds include foreign exchange gains and losses from dividends and interest receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Equity and Bond Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. The impact of fluctuations in foreign exchange rates on investments is included with net realized and unrealized gain (loss) on investments.

Forward Foreign Currency Exchange Contracts
In connection with purchases and sales of securities denominated in foreign currencies, the Equity and Bond Funds may enter into forward foreign currency exchange contracts ("Contracts"). Additionally, from time to time the Equity and Bond Funds may enter into Contracts to buy or sell foreign currencies to hedge certain foreign currency assets. All contracts are "marked to market" daily based on their amortized forward points and closing spot price of their underlying currencies as of 11:00 a.m. New York time. Any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities in the Statement of Assets & Liabilities. The Equity and Bond Funds record realized gains or losses at the time the Contracts are settled. Risks that may arise upon entering into these Contracts include the potential inability of counterparties to meet the terms of their Contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Options
The Funds may purchase and write put and call options. When purchasing options, the Funds pay a premium, which is included in their Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing a put and call option is generally limited to the premium paid. If a Fund writes options and the options expire unexercised, the Fund will realize a capital gain to the extent of the amount received for the options (the “premium”). If the Fund elects to close out the option, it will recognize a gain or loss based on the difference between the cost of the closing option and the initial premium received. When a Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying instrument above the exercise price.

Exchange-traded options other than index options are valued at the mean of the highest closing bid and lowest closing asked prices on that day. Exchange-traded index options are valued at the last sale price only if that price falls on or between the closing bid and asked prices, or if there has been no sale that day, then the index option will be valued using the mean of the closing bid and ask prices. Options traded over-the-counter are valued at the most recent bid quotation in the case of purchase options and at the most recent asked quotation in the case of written options.

When-Issued Securities
When-issued securities are obligations to buy or sell investments to settle on future dates. These may include purchases on a “when-issued” basis or purchases or sales on a “delayed delivery” basis. In some cases, this may be

58

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC. NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2004 (Continued)
Note 1 - Continued

conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring (i.e. a “when, as and if issued” trade). These commitments are reported at market values in the financial statements. Credit risk exists on these commitments to the extent of the unrealized gain on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists as if the securities were owned on a settled basis, and gains and losses are recorded and reported in the same manner. During the commitment period, these investments earn no interest or dividends.

Policy on Amortization
Interest income is recorded as it accrues. If a Fund buys a debt security at a discount (i.e. for less than face value) or premium (i.e. for more than face value), it amortizes the discount or premium from the current date up to maturity using the constant yield to maturity method. The Fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the Fund amortizes the premium to the security's call date and price, rather than the maturity date and price. Any paydown gains or losses realized on mortgage securities are recoded as an adjustment to interest income.

Federal Income Taxes
The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their stockholders. Also, it is the Funds’ intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Internal Revenue Code. Therefore, no provision is made for federal income or excise taxes.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Expenses
Most expenses of the Opportunity Fund Group can be directly attributed to a specific fund. Expenses that cannot be directly attributed to a specific fund are apportioned among all the Funds based on relative net assets. Certain expenses of the Opportunity Fund Group are allocated among its respective series in such a manner as its Board of Directors deems appropriate.

Other
Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Funds first become aware of such dividends. Interest income is recorded on the accrual basis. Distributions to stockholders are recorded on the ex-dividend date. The Funds use the identified cost method for determining realized gain or loss on investments.

59

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC. NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2004 (Continued)
Note 2 - Purchases and Sales of Securities
For the year ended September 30, 2004, aggregate purchases and proceeds from sales and maturities of investment securities, other than short-term investments, were as follows:

	Purchases	Proceeds
Value Fund	$ 55,569,264	$ 74,407,937
Growth Fund	$ 9,360,013	$ 24,778,510
Equity Fund	$118,197,240	$101,556,868
Bond Fund	$ 17,134,511	$ 15,782,826

For the year ended September 30, 2004, aggregate purchases and proceeds from sales and maturities of U.S. Government obligations were as follows:

	Purchases	Proceeds
Bond Fund	$ 10,459,931	$ 17,097,707

Note 3 - Management Fee and Other Transactions with Affiliates

The Funds have an investment management agreement with Bailard, Biehl & Kaiser, Inc. (the “Advisor”). This agreement requires the payment of a monthly fee computed on an annual basis as follows:
Fee
Value Fund	0.75% of daily average net assets
Growth Fund	0.75% of daily average net assets
Equity Fund	0.95% of daily average net assets
Bond Fund	0.60% of daily average net assets

Each outside Director is compensated by the Funds at the rate of $20,000 per year. In addition, all outside Directors receive an attendance fee of $2,000 plus related travel expenses for each Board of Directors’ meeting attended.

Fund stockholders who held in excess of 5% of the relevant Fund's shares outstanding at September 30, 2004, held the following aggregate percentages of the respective Fund's shares:

Bond Fund	Vadasz Family Foundation	6.65%
Bond Fund	Fourjay Foundation	5.06%

Note 4 - Service and Custody Agreements

The Opportunity Fund Group has entered into service agreements with Brown Brothers Harriman (“BBH”) and Forum Shareholder Services, LLC (“Forum”). Under these agreements, BBH and Forum provide certain administrative, accounting, custody and transfer agency services.

60

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC. NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2004 (Continued)
Note 5 - Tax Information

Tax Basis Unrealized Gain (Loss). At September 30, 2004, the cost of investments and gross and net unrealized gain (loss) for federal income tax purposes were as follows:

Gross Unrealized
	Cost	Gain	(Loss)	Net
Value Fund	$ 62,731,191	$ 12,455,335	($ 1,807,135)	$ 10,648,200
Growth Fund	$ 56,165,242	$ 14,047,207	($ 2,922,515)	$ 11,124,692
Equity Fund	$ 131,236,677	$ 31,663,804	($ 4,339,772)	$ 27,324,032
Bond Fund	$ 53,150,506	$ 4,155,437	($ 176,791)	$ 3,978,646

Distributions to Stockholders. The tax character of distributions paid during the year ended September 30, 2004, was as follows:

Distributions paid from
	Net Investment Income	Capital Gain	Total Taxable Distributions	Taxable Distributions Paid
Equity Fund	$ 1,338,916	$ -	$ 1,338,916	$ 1,338,916
Bond Fund	$ 1,187,343	$ -	$ 1,187,343	$ 1,187,343

The tax character of distributions paid during the year ended September 30, 2003, was as follows:

Distributions paid from
	Net Investment Income	Capital Gain	Total Taxable Distributions	Taxable Distributions Paid
Value Fund	$ 54,846	$ 70,594	$ 125,440	$ 125,440
Equity Fund	$ 462,607	$ -	$ 462,607	$ 462,607
Bond Fund	$ 1,595,754	$ -	$ 1,595,754	$ 1,595,754

As of September 30, 2004, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
Expires
	2008	2009	2010	2011	2012	Total
Growth Fund	$ -	$ -	$ 2,217,961	$ 4,461,662	$ 11,513,247	$ 18,192,870
Equity Fund	$ -	$ -	$ 8,376,745	$ 12,036,556	$ -	$ 20,413,301
Bond Fund	$ 166,400	$ 336,811	$ 1,338,009	$ -	$ -	$ 1,841,220

During the current year, the Value Fund, the Equity Fund and the Bond Fund utilized capital loss carryover in the amounts of $1,844,804, $10,817,268 and $426,142, respectively.

61

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC. NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2004 (Continued)
Note 5 - Continued

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended September 30, 2004, the Funds elected to defer post October capital losses and post October currency losses of:
	Capital Losses	Currency Losses
Growth Fund	$ 761,620	$ -
Bond Fund	$ -	$ 693,954

As of September 30, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings/ (Deficit)
Value Fund	$ 43,583	$ 7,236,148	$ 7,279,731	$ -	$ 10,648,200	$ 17,927,931.
Growth Fund	$ -	$ -	$ -	($18,954,490)	$ 11,124,692	($ 7,829,798)
Equity Fund	$ 1,566,783	$ -	$ 1,566,783	($20,413,301)	$ 27,328,429	$ 8,481,911.
Bond Fund	$ -	$ -	$ -	($ 2,535,174)	$ 3,971,584	$ 1,436,410.

Note 6 - Indemnification

Under the Funds' organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

62

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC. NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2004 (Continued)

Note 7 - Forward Foreign Currency Contracts

At September 30, 2004, the Bond Fund had open forward foreign currency contracts which obligated it to exchange currencies at specified future dates. At the maturity of a forward contract, the Bond Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Bond Fund under the contracts, including contracts which have been offset but remained unsettled, have been netted against the forward value of the currency to be delivered by the Bond Fund. The remaining amount is shown as an unrealized gain or loss on forward currency contracts. The Bond Fund’s open forward foreign currency exchange contracts outstanding at September 30, 2004 were as follows:

USD	Currency		Currency	USD	Delivery	Unrealized
Receivable	Deliverable		Receivable	Payable	Date	Gain (Loss)
$ 1,239,455	1,600,000	CAD	-	$ -	12/14/04	$ (23,680)
4,261,160	3,470,000	EUR	-	-	12/14/04	(47,873)
2,632,359	1,475,000	GBP	-	-	12/14/04	(21,859)
1,836,547	200,000,000	JPY	-	-	12/14/04	14,407.
658,735	1,015,000	NZD	-	-	12/14/04	(21,102)
1,144,482	8,475,000	SEK	-	-	12/14/04	(19,699)
$ 11,772,738				$ -		$ (119,806)

Currency Legend:
CAD	-	Canadian Dollar	NZD	-	New Zealand Dollar
EUR	-	Euro	SEK	-	Swedish Krona
GBP	-	British Pound	USD	-	US Dollar
JPY	-	Japanese Yen
63

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Bailard, Biehl & Kaiser Opportunity Fund Group, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser Cognitive Value Fund, Bailard, Biehl & Kaiser Enhanced Growth Fund, Bailard, Biehl & Kaiser International Equity Fund and Bailard, Biehl & Kaiser Bond Opportunity Fund (constituting Bailard, Biehl & Kaiser Opportunity Fund Group, Inc., hereafter referred to as the “Funds”) at September 30, 2004 the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
San Francisco, California
November 16, 2004
64

Directors and Officers of the Bailard, Biehl & Kaiser Opportunity Fund Group, Inc. (Unaudited)

The following table gives you information about each director and officer of the Bailard, Biehl & Kaiser Opportunity Fund Group, Inc. (the “Corporation”). The Corporation’s Statement of Additional Information includes additional information about the Corporation’s directors and is available, without charge, upon request, by calling (800) 882-8383.

Name, Age Address Director/Officer Since[1]	Position(s) Held with the Corporation; (Number of Funds Overseen by Director/Officer)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Disinterested Directors:
Shirley Liu Clayton, 67 P.O. Box 7497 Menlo Park, CA 94025 June,1987[2]	Director (4)
9/03 to present: President and CEO, Abmaxis (biotechnology)
2/00-8/03: CFO, CYBON (medical technology)
1/99-1/00: President, Raven Biotechnologies (biotechnology)
5/98-1/99: CFO, Orquest (biotechnology)
6/93-1/98: President, TopoMatrix (microscopes)
Metro Corp.; Bancshares, Inc.; Metrobank
James C. Van Horne, 69 Graduate School of Business 350 Memorial Way Stanford University Stanford, CA 94305 June, 1979[2]	Director (4)	A.P. Giannini Professor of Banking & Finance, Stanford University	Montgomery Street Income Securities, Inc.; Suntron Corp.
Scott F. Wilson, 60 Swiftsure Capital LLC 1326 Fifth Ave Suite 710 Seattle, WA 98101 December, 1997	Director (4)
2004 to present: Managing Member, Swiftsure Capital LLC
2000-2004: General Partner, Venture Management Associates (investment banking)
1991-2000: General Partner, Transcontinental Capital Partners (investment banking)
1987-2000: 5% shareholder, Officer and Director, Milbank Winthrop & Co. (investment advisor)
None
65

Name, Age Address Director/Officer Since[1]	Position(s) Held with the Corporation; (Number of Funds Overseen by Director/Officer)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Peter M. Hill[3], 53 Bailard, Biehl & Kaiser 950 Tower Lane Suite 1900 Foster City, CA 94404 June,1992	Chairman & Director (4)	Director and Chief Investment Officer, Bailard, Biehl & Kaiser, Inc.	None
Burnice E. Sparks, Jr.[3], 56 Bailard, Biehl & Kaiser 950 Tower Lane, Suite 1900 Foster City, CA 94404 February, 1992	President & Director (4)	Director and President, Bailard, Biehl & Kaiser, Inc.	None
Barbara V. Bailey, 46 Bailard, Biehl & Kaiser 950 Tower Lane Suite 1900 Foster City, CA 94404 September, 1996[4]	Treasurer & Interim Chief Compliance Officer	Executive Vice President and Chief Financial Officer, Bailard, Biehl & Kaiser, Inc.	N/A
Janis M. Horne, 49 Bailard, Biehl & Kaiser 950 Tower Lane Suite 1900 Foster City, CA 94404 June, 1990	Secretary	Senior Vice President and Chief Compliance Officer, Bailard, Biehl & Kaiser, Inc.	N/A

1 All directors serve until the next annual meeting and their successors are elected and qualify, or until their earlier resignation, death or removal. All officers serve at the discretion of the Board of Directors.

2 Includes time spent as a director of Bailard, Biehl & Kaiser International Fund, Inc., the Corporation’s predecessor.

3 “Interested persons” of the Corporation, as defined in the Investment Company Act of 1940 by reason of being stockholders, officers and/or directors of Bailard, Biehl & Kaiser, Inc., the Corporation’s advisor, and BB&K Fund Services, Inc., the Corporation’s distributor.

4 Interim Chief Compliance Officer since September, 2004.
66

Federal Income Tax Information, Quarterly Portfolio Holdings Schedule and Proxy Voting
Information (Unaudited)

Federal Income Tax Information
For the year ended September 30, 2004, the Equity Fund earned foreign source income of $3,791,944 and the Fund incurred foreign taxes of $384,690, which the Fund may elect to pass through to stockholders as foreign tax credits on Form 1099-DIV for the year ended December 31, 2004.

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Value Fund, the Growth Fund, the Equity Fund and the Bond Fund designate up to a maximum of $873,784, $183,770, $3,074,422 and $200,568, respectively, as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended September 30, 2004. In January 2005, stockholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Stockholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

The percentage of ordinary dividends paid by the Funds during the year ended September 30, 2004, which qualify for the Dividends Received Deduction available to corporate stockholders was:

Bond Fund	16.89%

Quarterly Portfolio Holdings Schedule
The Funds provide complete schedules of their portfolio holdings four times as year, as of the end of each quarter. The schedules for the second and fourth quarters of each fiscal year appear in the Funds’ semi-annual and annual reports to stockholders. Commencing with the quarter ending December 31, 2004, the Funds will file the schedules for the first and third quarters of each fiscal year with the Securities and Exchange Commission (the “SEC”) on Form N-Q. You can look up the Funds’ Forms N-Q on the SEC’s website at http://www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Information
You may obtain a free copy of a description of the Funds’ proxy voting policies and procedures and a free report on how the Funds voted the proxies for securities they owned for the twelve months ended June 30, 2004 by calling BB&K Fund Services, Inc. at 1-800-882-8383. This information is also available from the SEC’s website at http://www.sec.gov.

67

ITEM 2. CODE OF ETHICS.

(a)	As of November 19, 2003, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Code of Ethics was amended on September 30, 2004 to provide that each covered officer must act with honesty and integrity, avoiding actual or apparent conflicts of interest between personal and professional relationships.

(d)	Not applicable.

(e)	Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(b)	The audit committee financial experts are Shirley L. Clayton, Scott F. Wilson and James C. Van Horne, each of which is independent within the meaning of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

For the Fiscal Year Ended
		Sept. 30, 2003	Sept. 30, 2004
(a)	Audit Fees	$100,480*	$102,800**

*	Audit Fees paid for the 2003 fiscal year.

**	This aggregate amount is composed of: 1) $97,800 in Audit Fees paid for the 2004 fiscal year; and 2) $5,000 not yet invoiced that is owed per the engagement letter.

		For the Fiscal Year Ended
		Sept. 30, 2003	Sept. 30, 2004
(b)	Audit Related Fees	$0	$0

For the Fiscal Year Ended
		Sept. 30, 2003	Sept. 30, 2004
(c)	Tax Fees	$37,217***	$36,006****

***	Tax Fees paid for the 2003 fiscal year. This aggregate amount comprises review of preliminary fiscal and excise dividend distribution calculations ($2,500), professional services rendered for the excise distributions ($14,000), excise true up and excise tax return review and excise dividend distribution estimate ($10,000), review of federal and state income tax return and review of quarterly excise dividend distribution estimate ($10,000) and out of pocket expenses for all of the above services ($717).

****	This aggregate amount is composed of: 1) Tax services as described in footnote *** above that have not yet been billed for $34,000 plus out of pocket expenses pursuant to an engagement letter approved during the 2004 fiscal year; and 2) $2,006 ($2,000 plus $6 in related out of pocket expenses) for the preparation and filing of an Indian Tax Return.

		For the Fiscal Year Ended
		Sept. 30, 2003	Sept. 30, 2004
(d)	All Other Fees	$0	$0

There were no fees required to be approved pursuant to paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X.

(e)(1):	Pursuant to the policies and procedures detailed in the Registrant’s Audit Committee Charter adopted on March 7, 2003, the Audit Committee preapproves all audit and any permissible non-audit services provided to the Registrant. This pre-approval requirement is waived with respect to non-audit services if (i) the amount of all such non-audit services constitutes no more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the non-audit services are provided, (ii) such services were not recognized at the time of the engagement to be non-audit services and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or one or more members who have the authority to grant such approval. In addition, the Audit Committee preapproves any non-audit services provided to the investment adviser and the distributor if the engagement relates directly to the operations and financial reporting of the Registrant. This pre-approval process is waived if the amount of all such non-audit services constitutes no more than 5% of the total amount of revenues paid to the independent auditors by the Registrant, the investment adviser and the distributor during the fiscal year for services that are required to be pre-approved by the Audit Committee.

(e)(2):	0% of the Tax Fees listed in the above table were approved by the Audit Committee pursuant to paragraph (c) (7) (i) (C).
There were no fees required to be approved by the Registrant’s Audit Committee pursuant to paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X.

(f):	N/A.

(g):	As indicated in the table above, the aggregate non-audit fees billed by the Registrant’s accountant was $37,217 for the fiscal year ended Sept. 30, 2003 and $36,006 for the fiscal year ended Sept. 30, 2004.

(h):	N/A. No non-audit services were rendered to the investment adviser or distributor.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant's Board of Directors.

ITEM 10. CONTROLS AND PROCEDURES.
(a)	Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1)	Code of Ethics for principal executive and senior financial officers, September 30, 2004, is filed as Exhibit 11(a)(1).

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) is filed as Exhibit 11(a)(2).

(a)(3)	Not applicable

(b)	The certifications required by Rule 30a-2(b) under the Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached as exhibit 11(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Bailard, Biehl & Kaiser Opportunity Fund Group, Inc.
-------------------------------------

By (Signature and Title)

/s/ P. M. Hill
Peter Molyneux Hill
Title: Chairman
Date: 12/8/04

By (Signature and Title)

/s/ Barbara Vaughan Bailey
Barbara Vaughan Bailey
Title: Treasurer & Chief Compliance Officer
Date: 12/07/2004